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                        DRILLING AND OPERATING AGREEMENT
                                       FOR
                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP
                               BRADFORD FORMATION

             FAYETTE, ARMSTRONG, MCKEAN, INDIANA, GREEN COUNTIES, PA

                             DATED OCTOBER 18, 2003


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                                                              INDEX

Section                                                                                                         Page
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
1.    Assignment of Well Locations; Representations; Designation of Additional Well Locations;
      Outside Activities Are Not Restricted.......................................................................1

2.    Drilling of Wells; Timing; Depth; Interest of Developer; Right to Substitute Well Locations.................2

3.    Operator - Responsibilities in General; Covenants; Term.....................................................3

4.    Operator's Charges for Drilling and Completing Wells; Payment; Completion Determination;
      Dry Hole Determination; Excess Funds and Cost Overruns - Intangible Drilling Costs; Excess
      Funds and Cost Overruns - Tangible Costs....................................................................4

5.    Title Examination of Well Locations;  Developer's  Acceptance and Liability;  Additional Well
      Locations...................................................................................................7

6.    Operations Subsequent to Completion of the Wells; Fee Adjustments;
      Extraordinary Costs;
      Pipelines; Price Determinations; Plugging and Abandonment...................................................7

7.    Billing and Payment  Procedure  with Respect to Operation of Wells;  Disbursements;  Separate
      Account for Sale Proceeds; Records and Reports; Additional Information......................................9

8.    Operator's Lien; Right to Collect From Gas Purchaser.......................................................11

9.    Successors and Assigns; Transfers; Appointment of Agent....................................................11

10.   Operator's Insurance; Subcontractors' Insurance; Operator's Liability......................................12

11.   Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind..................13

12.   Effect of Force Majeure; Definition of Force Majeure; Limitation...........................................14

13.   Term.......................................................................................................14

14.   Governing Law; Invalidity..................................................................................14

15.   Integration; Written Amendment.............................................................................15

16.   Waiver of Default or Breach................................................................................15

17.   Notices....................................................................................................15

18.   Interpretation.............................................................................................15

19.   Counterparts...............................................................................................15

      Signature Page.............................................................................................16

      Exhibit A                          Description of Leases and Initial Well Locations
      Exhibits A-l through A-___         Maps of Initial Well Locations
      Exhibit B                          Form of Assignment
      Exhibit C                          Form of Addendum

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

                        DRILLING AND OPERATING AGREEMENT

THIS AGREEMENT made this 18th day of October, 2003, by and between ATLAS RESOURCES, INC., a Pennsylvania corporation (hereinafter referred to as "Atlas" or "Operator"),

                                       and

ATLAS AMERICA PUBLIC #12-2003 Limited Partnership, a Delaware limited partnership, (hereinafter referred to as the "Developer").

                                WITNESSETH THAT:

WHEREAS, the Operator, by virtue of the Oil and Gas Leases (the "Leases") described on Exhibit A attached to and made a part of this Agreement, has certain rights to develop the five (5) initial well locations (the "Initial Well Locations") identified on the maps attached to and made a part of this Agreement as Exhibits A-l through A-5;

WHEREAS, the Developer, subject to the terms and conditions of this Agreement, desires to acquire certain of the Operator's rights to develop the Initial Well Locations and to provide for the development on the terms and conditions set forth in this Agreement of additional well locations ("Additional Well Locations") which the parties may from time to time designate; and

WHEREAS, the Operator is in the oil and gas exploration and development business, and the Developer desires that Operator, as its independent contractor, perform certain services in connection with its efforts to develop the aforesaid Initial and Additional Well Locations (collectively the "Well Locations") and to operate the wells completed on the Well Locations, on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained and subject to the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Assignment of Well Locations; Representations; Designation of Additional Well Locations; Outside Activities Are Not Restricted.

         (a) Assignment of Well Locations. The Operator shall execute an assignment of an undivided percentage of Working Interest in the Well Location acreage for each well to the Developer as shown on Exhibit A attached hereto, which assignment shall be limited to a depth from the surface to the base of the Bradford geological formation in Pennsylvania where the primary objective is the Bradford geological formation. In the event that hydrocarbons are encountered in quantities that Operator believes to be in paying quantities and drilling ceases before the Bradford geological formation is penetrated, then Operator shall execute an assignment limited to a depth from the surface to the deepest depth penetrated at the cessation of drilling operations.

                  The assignment shall be substantially in the form of Exhibit B attached to and made a part of this Agreement. The amount of acreage included in each Initial Well Location and the configuration of the Initial Well Location are indicated on the maps attached as Exhibits A-l through A-5. The amount of acreage included in each Additional Well Location and the configuration of the Additional Well Location shall be indicated on the maps to be attached as exhibits to the applicable addendum to this Agreement as provided in sub-section (c) below.

         (b) Representations. The Operator represents and warrants to the Developer that:

                  (i) the Operator is the lawful owner of the Lease and rights and interest under the Lease and of the personal property on the Lease or used in connection with the Lease;

                  (ii) the Operator has good right and authority to sell and convey the rights, interest, and property;

                  (iii) the rights, interest, and property are free and clear from all liens and encumbrances; and

                  (iv) all rentals and royalties due and payable under the Lease have been duly paid.

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                  These representations and warranties shall also be included in each recorded assignment of the acreage included in each Initial Well Location and Additional Well Location designated pursuant to sub-section (c) below, substantially in the manner set forth in Exhibit B.

                  The Operator agrees to indemnify, protect and hold the Developer and its successors and assigns harmless from and against all costs (including but not limited to reasonable attorneys' fees), liabilities, claims, penalties, losses, suits, actions, causes of action, judgments or decrees resulting from the breach of any of the above representations and warranties. It is understood and agreed that, except as specifically set forth above, the Operator makes no warranty or representation, express or implied, as to its title or the title of the lessors in and to the lands or oil and gas interests covered by said Leases.

         (c) Designation of Additional Well Locations. If the parties hereto desire to designate Additional Well Locations to be developed in accordance with the terms and conditions of this Agreement, then the parties shall execute an addendum substantially in the form of Exhibit C attached to and made a part of this Agreement (Exhibit "C") specifying:

                  (i) the undivided percentage of Working Interest and the Oil and Gas Leases to be included as Leases under this Agreement;

                  (ii) the amount and configuration of acreage included in each Additional Well Location on maps attached as exhibits to the addendum; and

                  (iii) their agreement that the Additional Well Locations shall be developed in accordance with the terms and conditions of this Agreement.

         (d) Outside Activities Are Not Restricted. It is understood and agreed that the assignment of rights under the Leases and the oil and gas development activities contemplated by this Agreement relate only to the Initial Well Locations and the Additional Well Locations. Nothing contained in this Agreement shall be interpreted to restrict in any manner the right of each of the parties to conduct without the participation of the other party any additional activities relating to exploration, development, drilling, production, or delivery of oil and gas on lands adjacent to or in the immediate vicinity of the Well Locations or elsewhere.

2. Drilling of Wells; Timing; Depth; Interest of Developer; Right to Substitute Well Locations.

         (a) Drilling of Wells. Operator, as Developer's independent contractor, agrees to drill, complete (or plug) and operate five (5) natural gas wells on the five (5) Initial Well Locations in accordance with the terms and conditions of this Agreement. Developer, as a minimum commitment, agrees to participate in and pay the Operator's charges for drilling and completing the wells and any extra costs pursuant to Section 4 in proportion to the share of the Working Interest owned by the Developer in the wells with respect to all initial wells. It is understood and agreed that, subject to sub-section (e) below, Developer does not reserve the right to decline participation in the drilling of any of the initial wells to be drilled under this Agreement.

         (b) Timing. Operator will use its best efforts to begin drilling the first well within thirty (30) days after the date of this Agreement, and will use its best efforts to begin drilling each of the other initial wells for which payment is made pursuant to Section 4(b) of this Agreement before the close of the 90th day after the close of the calendar year in which this Agreement is entered into by Operator and the Developer. Subject to the foregoing time limits, Operator shall determine the timing of and the order of drilling the Initial Well Locations.

         (c) Depth. All of the wells to be drilled under this Agreement (c) shall be:

                  (i) drilled and completed (or plugged) in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographical area of the Well Locations; and

                  (ii) drilled to a depth sufficient to test thoroughly the objective formation or the deepest assigned depth, whichever is less.

         (d) Interest of Developer. Except as otherwise provided in this Agreement, all costs, expenses, and liabilities incurred in connection with the drilling and other operations and activities contemplated by this Agreement shall be borne and


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                  paid, and all wells, gathering lines of up to approximately
                  2,500 feet on the Well Location, equipment, materials, and facilities acquired, constructed or installed under this Agreement shall be owned, by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Subject to the payment of lessor's royalties and other royalties and overriding royalties, if any, production of oil and gas from the wells to be drilled under this Agreement shall be owned by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells.

         (e) Right to Substitute Well Locations. Notwithstanding the provisions of sub-section (a) above, if the Operator or Developer determines in good faith, with respect to any Well Location, before operations begin under this Agreement on the Well Location, that it would not be in the best interest of the parties to drill a well on the Well Location, then the party making the determination shall notify the other party of its determination and its basis for its determination and, unless otherwise instructed by Developer, the well shall not be drilled. This determination may be based on:

                  (i) the production or failure of production of any other wells which may have been recently drilled in the immediate area of the Well Location;

                  (ii)  newly discovered title defects; or

                  (iii) any other evidence with respect to the Well Location as may be obtained.

                  If the well is not drilled, then Operator shall promptly propose a new well location (including all information for the Well Location as Developer may reasonably request) within Pennsylvania, Ohio, or other areas of the United States to be substituted for the original Well Location. Developer shall then have seven (7) business days to either reject or accept the proposed new well location. If the new well location is rejected, then Operator shall promptly propose another substitute well location pursuant to the provisions of this sub-section.

                  Once the Developer accepts a substitute well location or does not reject it within said seven (7) day period, this Agreement shall terminate as to the original Well Location and the substitute well location shall become subject to the terms and conditions of this Agreement.

3.       Operator - Responsibilities in General; Covenants; Term.

         (a) Operator - Responsibilities in General. Atlas shall be the Operator of the wells and Well Locations subject to this Agreement and, as the Developer's independent contractor, shall, in addition to its other obligations under this Agreement do the following:

                  (i) arrange for drilling and completing the wells and installing the necessary gas gathering line systems and connection facilities;

                  (ii) make the technical decisions required in drilling, testing, completing, and operating the wells;

                  (iii) manage and conduct all field operations in connection with the drilling, testing, completing, equipping, operating, and producing the wells;

                  (iv) maintain all wells, equipment, gathering lines, and facilities in good working order during their useful lives; and

                  (v) perform the necessary administrative and accounting functions.

                  In performing the work contemplated by this Agreement, Operator is an independent contractor with authority to control and direct the performance of the details of the work.

         (b)      Covenants. Operator covenants and agrees that under this
                  Agreement:

                  (i) it shall perform and carry on (or cause to be performed and carried on) its duties and obligations in a good, prudent, diligent, and workmanlike manner using technically sound, acceptable oil and gas field practices then prevailing in the geographical area of the Well Locations;

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                  (ii)  all drilling and other operations conducted by, for and under the control of Operator shall conform in all respects to federal, state and local laws, statutes, ordinances, regulations, and requirements;

                  (iii) unless otherwise agreed in writing by the Developer, all work performed pursuant to a written estimate shall conform to the technical specifications set forth in the written estimate and all equipment and materials installed or incorporated in the wells and facilities shall be new or used and of good quality;

                  (iv) in the course of conducting operations, it shall comply with all terms and conditions, other than any minimum drilling commitments, of the Leases (and any related assignments, amendments, subleases, modifications and supplements);

                  (v) it shall keep the Well Locations and all wells, equipment and facilities located on the Well Locations free and clear of all labor, materials and other liens or encumbrances arising out of operations;

                  (vi) it shall file all reports and obtain all permits and bonds required to be filed with or obtained from any governmental authority or agency in connection with the drilling or other operations and activities; and

                  (vii) it will provide competent and experienced personnel to supervise drilling, completing (or plugging), and operating the wells and use the services of competent and experienced service companies to provide any third party services necessary or appropriate in order to perform its duties.

         (c) Term. Atlas shall serve as Operator under this Agreement until the earliest of:

                  (i)   the termination of this Agreement pursuant to Section
                        13;

                  (ii) the termination of Atlas as Operator by the Developer at any time in the Developer's discretion, with or without cause on sixty (60) days' advance written notice to the Operator; or

                  (iii) the resignation of Atlas as Operator under this
                        Agreement which may occur on ninety (90) days' written notice to the Developer at any time after five (5) years from the date of this Agreement, it being expressly understood and agreed that Atlas shall have no right to resign as Operator before the expiration of the five-year period.

                  Any successor Operator shall be selected by the Developer. Nothing contained in this sub-section shall relieve or release Atlas or the Developer from any liability or obligation under this Agreement which accrued or occurred before Atlas' removal or resignation as Operator under this Agreement. On any change in Operator under this provision, the then present Operator shall deliver to the successor Operator possession of all records, equipment, materials and appurtenances used or obtained for use in connection with operations under this Agreement and owned by the Developer.

4. Operator's Charges for Drilling and Completing Wells; Payment; Completion Determination; Dry Hole Determination; Excess Funds and Cost Overruns-Intangible Drilling Costs; Excess Funds and Cost Overruns-Tangible Costs.

         (a) Operator's Charges for Drilling and Completing Wells. All natural gas wells which are drilled and completed under this Agreement shall be drilled and completed on a Cost plus 15% basis. "Cost," when used with respect to services, shall mean the reasonable, necessary, and actual expenses incurred by Operator on behalf of Developer in providing the services under this Agreement, determined in accordance with generally accepted accounting principles. As used elsewhere, "Cost" shall mean the price paid by Operator in an arm's-length transaction.

                  The estimated price for each of the wells shall be set forth in an Authority for Expenditure ("AFE") which shall be attached to this Agreement as an Exhibit, and shall cover all ordinary costs which may be incurred in drilling and completing each well for production of natural gas. This includes without limitation, site preparation, permits and bonds, roadways, surface damages, power at the site, water, Operator's overhead and profit, rights-of-way, drilling rigs, equipment and materials, logging, cementing, fracturing, casing, meters (other than utility purchase meters), connection facilities, salt water collection tanks,


                                       4
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                  separators, siphon string, rabbit, tubing, an average of 2,500 feet of gathering line per well, geological and engineering services and completing two (2) zones. The estimated price shall not include the cost of:

                  (i)   completing more than two (2) zones;

                  (ii) completion procedures, equipment, or any facilities necessary or appropriate for the production and sale of oil and/or natural gas liquids; and

                  (iii) equipment or materials necessary or appropriate to
                        collect, lift, or dispose of liquids for efficient gas production, except that the cost of saltwater collection tanks, separators, siphon string and tubing shall be included in the estimated price.

                  These extra costs, if any, shall be billed to Developer in proportion to the share of the Working Interest owned by the Developer in the wells on a Cost plus 15% basis.

         (b) Payment. The Developer shall pay to Operator, in proportion to the share of the Working Interest owned by the Developer in the wells, one hundred percent (100%) of the estimated Intangible Drilling Costs and Tangible Costs as those terms are defined below, for drilling and completing all initial wells on execution of this Agreement. Notwithstanding, Atlas' payments for its share of the estimated Tangible Costs as that term is defined below of drilling and completing all initial wells as the Managing General Partner of the Developer shall be paid within five (5) business days of notice from Operator that the costs have been incurred. The Developer's payment shall be nonrefundable in all events in order to enable Operator to do the following:

                  (i)   commence site preparation for the initial wells;

                  (ii) obtain suitable subcontractors for drilling and completing the wells at currently prevailing prices; and

                  (iii) insure the availability of equipment and materials.

                  For purposes of this Agreement, "Intangible Drilling Costs" shall mean those expenditures associated with property acquisition and the drilling and completion of oil and gas wells that under present law are generally accepted as fully deductible currently for federal income tax purposes. This includes all expenditures made with respect to any well before the establishment of production in commercial quantities for wages, fuel, repairs, hauling, supplies and other costs and expenses incident to and necessary for the drilling of the well and the preparation of the well for the production of oil or gas, that are currently deductible pursuant to Section 263(c) of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Reg. Section 1.612-4, which are generally termed "intangible drilling and development costs," including the expense of plugging and abandoning any well before a completion attempt. "Tangible Costs" shall mean those costs associated with the drilling and completion of oil and gas wells which are generally accepted as capital expenditures pursuant to the provisions of the Code. This includes all costs of equipment, parts and items of hardware used in drilling and completing a well, and those items necessary to deliver acceptable oil and gas production to purchasers to the extent installed downstream from the wellhead of any well and which are required to be capitalized under the Code and its regulations.

                  With respect to each additional well drilled on the Additional Well Locations, if any, Developer shall pay Operator, in proportion to the share of the Working Interest owned by the Developer in the wells, one hundred percent (100%) of the estimated Intangible Drilling Costs and Tangible Costs for the well on execution of the applicable addendum pursuant to Section l(c) above. Notwithstanding, Atlas' payments for its share of the estimated Tangible Costs of drilling and completing all additional wells as the Managing General Partner of the Developer shall be paid within five (5) business days of notice from Operator that the costs have been incurred. The Developer's payment shall be nonrefundable in all events in order to enable Operator to do the following:

                  (i)   commence site preparation;

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                  (ii)  obtain suitable subcontractors for drilling and
                        completing the wells at currently prevailing prices; and

                  (iii) insure the availability of equipment and materials.

                  Developer shall pay, in proportion to the share of the Working Interest owned by the Developer in the wells, any extra costs incurred for each well pursuant to sub-section (a) above within ten (10) business days of its receipt of Operator's statement for the extra costs.

         (c) Completion Determination. Operator shall determine whether or not to run the production casing for an attempted completion or to plug and abandon any well drilled under this Agreement. However, a well shall be completed only if Operator has made a good faith determination that there is a reasonable possibility of obtaining commercial quantities of oil and/or gas.

         (d) Dry Hole Determination. If Operator determines at any time during the drilling or attempted completion of any well under this Agreement, in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographic area of the Well Location that the well should not be completed, then it shall promptly and properly plug and abandon the well.

         (e) Excess Funds and Cost Overruns-Intangible Drilling Costs. Any estimated Intangible Drilling Costs paid by Developer with respect to any well which exceed Operator's price specified in sub-section (a) above for the Intangible Drilling Costs of the well shall be retained by Operator and shall be applied to:

                  (i) the Intangible Drilling Costs for an additional well or wells to be drilled on the Additional Well Locations; or

                  (ii) any cost overruns owed by the Developer to Operator for Intangible Drilling Costs on one or more of the other wells on the Well Locations;

                  in proportion to the share of the Working Interest owned by the Developer in the wells.

                  Conversely, if Operator's price specified in sub-section (a) above for the Intangible Drilling Costs of any well exceeds the estimated Intangible Drilling Costs paid by Developer for the well, then:

                  (i) Developer shall pay the additional price to Operator within five (5) business days after notice from Operator that the additional amount is due and owing; or

                  (ii) Developer and Operator may agree to delete or reduce Developer's Working Interest in one or more wells which have not yet been spudded to provide funds to pay the additional amounts to Operator. If doing so results in any excess prepaid Intangible Drilling Costs, then these funds shall be applied to:

                        (a) the Intangible Drilling Costs for an additional well
                            or wells to be drilled on the Additional Well Locations; or

                        (b) any cost overruns owed by Developer to Operator for
                            Intangible Drilling Costs on one or more of the other wells on the Well Locations;

                        in proportion to the share of the Working Interest owned by the Developer in the wells.

                  The Exhibits to this Agreement with respect to the affected wells shall be amended as appropriate.

         (f) Excess Funds and Cost Overruns - Tangible Costs. Any estimated Tangible Costs paid by Developer with respect to any well which exceed Operator's price specified in sub-section (a) above for the Tangible Costs of the well shall be retained by Operator and shall be applied to:

                  (i) the Intangible Drilling Costs or Tangible Costs for an additional well or wells to be drilled on the Additional Well Locations; or

                  (ii) any cost overruns owed by Developer to Operator for Intangible Drilling Costs or Tangible Costs on one or more of the other wells on the Well Locations;

                  in proportion to the share of the Working Interest owned by the Developer in the wells.

                  Conversely, if Operator's price specified in sub-section (a) above for the Tangible Costs of any well exceeds the estimated Tangible Costs paid by Developer for the well, then:

                  (i) Developer shall pay the additional price to Operator within ten (10) business days after notice from Operator that the additional price is due and owing; or

                  (ii) Developer and Operator may agree to delete or reduce Developer's Working Interest in one or more wells which have not yet been spudded to provide funds to pay the additional price to Operator. If doing so results in any excess prepaid Tangible Costs, then these funds shall be applied to:

                        (a) the Intangible Drilling Costs or Tangible Costs for
                            an additional well or wells to be drilled on the Additional Well Locations; or

                        (b) any cost overruns owed by Developer to Operator for
                            Intangible Drilling Costs or Tangible Costs on one or more of the other wells on the Well Locations;

                        in proportion to the share of the Working Interest owed by the Developer in the wells.

                  The Exhibits to this Agreement with respect to the affected wells shall be amended as appropriate.

5. Title Examination of Well Locations, Developer's Acceptance and Liability; Additional Well Locations.

         (a) Title Examination of Well Locations, Developer's Acceptance and Liability. The Developer acknowledges that Operator has furnished Developer with the title opinions identified on Exhibit A, and other documents and information which Developer or its counsel has requested in order to determine the adequacy of the title to the Initial Well Locations and leased premises subject to this Agreement. The Developer accepts the title to the Initial Well Locations and leased premises and acknowledges and agrees that, except for any loss, expense, cost, or liability caused by the breach of any of the warranties and representations made by the Operator in Section l (b), any loss, expense, cost or liability whatsoever caused by or related to any defect or failure of the title shall be the sole responsibility of and shall be borne entirely by the Developer.

         (b) Additional Well Locations. Before beginning drilling of any well on any Additional Well Location, Operator shall conduct, or cause to be conducted, a title examination of the Additional Well Location, in order to obtain appropriate abstracts, opinions and certificates and other information necessary to determine the adequacy of title to both the applicable Lease and the fee title of the lessor to the premises covered by the Lease. The results of the title examination and such other information as is necessary to determine the adequacy of title for drilling purposes shall be submitted to the Developer for its review and acceptance. No drilling on the Additional Well Locations shall begin until the title has been accepted in writing by the Developer. After any title has been accepted by the Developer, any loss, expense, cost, or liability whatsoever, caused by or related to any defect or failure of the title shall be the sole responsibility of and shall be borne entirely by the Developer, unless such loss, expense, cost, or liability was caused by the breach of any of the warranties and representations made by the Operator in Section l (b).

6. Operations Subsequent to Completion of the Wells; Fee Adjustments; Extraordinary Costs; Pipelines; Price Determinations; Plugging and Abandonment.

         (a) Operations Subsequent to Completion of the Wells. Beginning with the month in which a well drilled under this Agreement begins to produce, Operator shall be entitled to an operating fee of $275 per month for each well being operated under this

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                  Agreement, proportionately reduced to the extent the Developer owns less than 100% of the Working Interest in the wells. This fee shall be in lieu of any direct charges by Operator for its services or the provision by Operator of its equipment for normal superintendence and maintenance of the wells and related pipelines and facilities.

                  If a third-party serves as the actual operator of the well, then this fee shall be $25 above the actual third-party operator's monthly charges. The $25 will be retained by Operator each month for reviewing the costs and expenses charged by the third-party operator and monitoring the third-party operator's accounting and production records for the well on behalf of the Developer.

                  The operating fees shall cover all normal, regularly recurring operating expenses for the production, delivery and sale of natural gas, including without limitation:

                  (i)   well tending, routine maintenance and adjustment;

                  (ii) reading meters, recording production, pumping, maintaining appropriate books and records;

                  (iii) preparing reports to the Developer and government
                        agencies; and

                  (iv)  collecting and disbursing revenues.

                  The operating fees shall not cover costs and expenses related to the following:

                  (i)   the production and sale of oil;

                  (ii) the collection and disposal of salt water or other liquids produced by the wells;

                  (iii) the rebuilding of access roads; and

                  (iv) the purchase of equipment, materials or third party services;

                  which, subject to the provisions of sub-section (c) of this
                  Section 6, shall be paid by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells.

                  Any well which is temporarily abandoned or shut-in continuously for the entire month shall not be considered a producing well for purposes of determining the number of wells in the month subject to the operating fee.

         (b) Fee Adjustments. The monthly operating fee set forth in sub-section (a) above may in the following manner be adjusted annually as of the first day of January (the "Adjustment Date") each year beginning January l, 2005. Such adjustment, if any, shall not exceed the percentage increase in the average weekly earnings of "Crude Petroleum, Natural Gas, and Natural Gas Liquids" workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics, and shown in Employment and Earnings Publication, Monthly Establishment Data, Hours and Earning Statistical Table C-2, Index Average Weekly Earnings of "Crude Petroleum, Natural Gas, and Natural Gas Liquids" workers, SIC Code #131-2, or any successor index thereto, since January l, 2002, in the case of the first adjustment, and since the previous Adjustment Date, in the case of each subsequent adjustment.

         (c) Extraordinary Costs. Without the prior written consent of the Developer, pursuant to a written estimate submitted by Operator, Operator shall not undertake any single project or incur any extraordinary cost with respect to any well being produced under this Agreement reasonably estimated to result in an expenditure of more than $5,000, unless the project or extraordinary cost is necessary for the following:

                  (i)   to safeguard persons or property; or

                  (ii) to protect the well or related facilities in the event of a sudden emergency.

                  In no event, however, shall the Developer be required to pay for any project or extraordinary cost arising from the negligence or misconduct of Operator, its agents, servants, employees, contractors, licensees, or invitees.

                  All extraordinary costs incurred and the cost of projects undertaken with respect to a well being produced shall be billed at the invoice cost of third-party services performed or materials purchased together with a reasonable charge by Operator for services performed directly by it, in proportion to the share of the Working Interest owned by the Developer in the wells. Operator shall have the right to require the Developer to pay in advance of undertaking any project all or a portion of the estimated costs of the project in proportion to the share of the Working Interest owned by the Developer in the wells.

         (d) Pipelines. Developer shall have no interest in the pipeline gathering system, which gathering system shall remain the sole property of Operator or its Affiliates and shall be maintained at their sole cost and expense.

         (e) Price Determinations. Notwithstanding anything herein to the contrary, the Developer shall have full responsibility for and bear all costs in proportion to the share of the Working Interest owned by the Developer in the wells with respect to obtaining price determinations under and otherwise complying with the Natural Gas Policy Act of 1978 and the implementing state regulations. This responsibility shall include, without limitation, preparing, filing, and executing all applications, affidavits, interim collection notices, reports and other documents necessary or appropriate to obtain price certification, to effect sales of natural gas, or otherwise to comply with the Act and the implementing state regulations.

                  Operator agrees to furnish the information and render the assistance as the Developer may reasonably request in order to comply with the Act and the implementing state regulations without charge for services performed by its employees.

         (f) Plugging and Abandonment. The Developer shall have the right to direct Operator to plug and abandon any well that has been completed under this Agreement as a producer. In addition, Operator shall not plug and abandon any well that has been drilled and completed as a producer before obtaining the written consent of the Developer. However, if the Operator in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographic area of the well location, determines that any well should be plugged and abandoned and makes a written request to the Developer for authority to plug and abandon the well and the Developer fails to respond in writing to the request within forty-five (45) days following the date of the request, then the Developer shall be deemed to have consented to the plugging and abandonment of the well.

                  All costs and expenses related to plugging and abandoning the wells which have been drilled and completed as producing wells shall be borne and paid by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Also, at any time after one (1) year from the date each well drilled and completed is placed into production, Operator shall have the right to deduct each month from the proceeds of the sale of the production from the well up to $200, in proportion to the share of the Working Interest owned by the Developer in the wells, for the purpose of establishing a fund to cover the estimated costs of plugging and abandoning the well. All these funds shall be deposited in a separate interest bearing escrow account for the account of the Developer, and the total amount so retained and deposited shall not exceed Operator's reasonable estimate of the costs.

7. Billing and Payment Procedure with Respect to Operation of Wells; Disbursements; Separate Account for Sale Proceeds; Records and Reports; Additional Information.

         (a) Billing and Payment Procedure with Respect to Operation of Wells. Operator shall promptly and timely pay and discharge on behalf of the Developer, in proportion to the share of the Working Interest owned by the Developer in the wells the following:

                  (i) all expenses and liabilities payable and incurred by reason of its operation of the wells in accordance with this Agreement, such as severance taxes, royalties, overriding royalties, operating fees, and pipeline gathering charges; and

                  (ii) any third-party invoices rendered to Operator with respect to costs and expenses incurred in connection with the operation of the wells.

                  Operator, however, shall not be required to pay and discharge any of the above costs and expenses which are being contested in good faith by Operator.

                  Operator shall:

                  (i) deduct the foregoing costs and expenses from the Developer's share of the proceeds of the oil and/or gas sold from the wells; and

                  (ii) keep an accurate record of the Developer's account, showing expenses incurred and charges and credits made and received with respect to each well.

                  If the proceeds are insufficient to pay the costs and expenses, then Operator shall promptly and timely pay and discharge the costs and expenses, in proportion to the share of the Working Interest owned by the Developer in the wells, and prepare and submit an invoice to the Developer each month for the costs and expenses. The invoice shall be accompanied by the form of statement specified in sub-section (b) below, and shall be paid by the Developer within ten (10) business days of its receipt.

         (b) Disbursements. Operator shall disburse to the Developer, on a monthly basis, the Developer's share of the proceeds received from the sale of oil and/or gas sold from the wells operated under this Agreement, less:

                  (i)   the amounts charged to the Developer under sub-section
                        (a); and

                  (ii) the amount, if any, withheld by Operator for future plugging costs pursuant to sub-section (f) of Section 6.

                  Each disbursement made and/or invoice submitted pursuant to sub-section (a) above shall be accompanied by a statement itemizing with respect to each well:

                  (i) the total production of oil and/or gas since the date of the last disbursement or invoice billing period, as the case may be, and the Developer's share of the production;

                  (ii) the total proceeds received from any sale of the production, and the Developer's share of the proceeds;

                  (iii) the costs and expenses deducted from the proceeds and/or being billed to the Developer pursuant to sub-section
                        (a) above;

                  (iv)  the amount withheld for future plugging costs; and

                  (v) any other information as Developer may reasonably request, including without limitation copies of all third-party invoices listed on the statement for the period.

         (c) Separate Account for Sale Proceeds. Operator agrees to deposit all proceeds from the sale of oil and/or gas sold from the wells operated under this Agreement in a separate checking account maintained by Operator. This account shall be used solely for the purpose of collecting and disbursing funds constituting proceeds from the sale of production under this Agreement.

         (d) Records and Reports. In addition to the statements required under sub-section (b) above, Operator, within seventy-five
                  (75) days after the completion of each well drilled, shall furnish the Developer with a detailed statement itemizing with respect to the well the total costs and charges under Section 4(a) and the Developer's share of the costs and charges, and any information as is necessary to enable the Developer:

                  (i) to allocate any extra costs incurred with respect to the well between Tangible Costs and Intangible Drilling Costs; and

                  (ii) to determine the amount of investment tax credit, if applicable.

         (e) Additional Information. On request, Operator shall promptly furnish the Developer with any additional information as it may reasonably request, including without limitation geological, technical, and financial information, in the form as may reasonably be requested, pertaining to any phase of the operations and activities governed by this Agreement. The Developer and its authorized employees, agents and consultants, including independent accountants shall, at Developer's sole cost and expense:

                  (i) on at least ten (10) days' written notice have access during normal business hours to all of Operator's records pertaining to operations, including without limitation, the right to audit the books of account of Operator relating to all receipts, costs, charges, expenses and disbursements under this Agreement (including information regarding the separate account required under sub-section (c)); and

                  (ii) have access, at its sole risk, to any wells drilled by Operator under this Agreement at all times to inspect and observe any machinery, equipment and operations.

8.       Operator's Lien; Right to Collect From Gas Purchaser.

         (a) Operator's Lien. To secure the payment of all sums due from Developer to Operator under the provisions of this Agreement the Developer grants Operator a first and preferred lien on and security interest in the following:

                  (i) the Developer's interest in the Leases covered by this Agreement;

                  (ii) the Developer's interest in oil and gas produced under this Agreement and its proceeds from the sale of the oil and gas; and

                  (iii) the Developer's interest in materials and equipment
                        under this Agreement.

         (b) Right to Collect From Gas Purchaser. If the Developer fails to timely pay any amount owing under this Agreement by it to the Operator, then Operator, without prejudice to other existing remedies, may collect and retain from any purchaser or purchasers of oil or gas the Developer's share of the proceeds from the sale of the oil and gas until the amount owed by the Developer, plus twelve percent (12%) interest on a per annum basis, and any additional costs (including without limitation actual attorneys' fees and costs) resulting from the delinquency, has been paid. Each purchaser of oil or gas shall be entitled to rely on Operator's written statement concerning the amount of any default.

9.       Successors and Assigns; Transfers; Appointment of Agent.

         (a) Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the undersigned parties and their respective successors and permitted assigns. However, without the prior written consent of the Developer, the Operator may not assign, transfer, pledge, mortgage, hypothecate, sell or otherwise dispose of any of its interest in this Agreement, or any of the rights or obligations under this Agreement. Notwithstanding, this consent shall not be required in connection with:

                  (i) the assignment of work to be performed for Operator by subcontractors, it being understood and agreed, however, that any assignment to Operator's subcontractors shall not in any manner relieve or release Operator from any of its obligations and responsibilities under this Agreement;

                  (ii) any lien, assignment, security interest, pledge or mortgage arising under Operator's present or future financing arrangements; or

                  (iii) the liquidation, merger, consolidation, or other
                        corporate reorganization or sale of substantially all of the assets of Operator.

                  Further, in order to maintain uniformity of ownership in the wells, production, equipment, and leasehold interests covered by this Agreement, and notwithstanding any other provisions to the contrary, the Developer shall not, without the prior written consent of Operator, sell, assign, transfer, encumber, mortgage or otherwise dispose of any of its interest in the wells, production, equipment or leasehold interests covered by this Agreement unless the disposition encompasses either:

                  (i) the entire interest of the Developer in all wells, production, equipment and leasehold interests subject to this Agreement; or

                  (ii) an equal undivided interest in all such wells, production, equipment, and leasehold interests.

         (b) Transfers. Subject to the provisions of sub-section (a) above, any sale, encumbrance, transfer or other disposition made by the Developer of its interests in the wells, production, equipment, and/or leasehold interests covered by this Agreement shall be made:

                  (i)   expressly subject to this Agreement;

                  (ii)  without prejudice to the rights of the Operator; and

                  (iii) in accordance with and subject to the provisions of the
                        Lease.

         (c) Appointment of Agent. If at any time the interest of the Developer is divided among or owned by co-owners, Operator may, at its discretion, require the co-owners to appoint a single trustee or agent with full authority to do the following:

                  (i) receive notices, reports and distributions of the proceeds from production;

                  (ii)  approve expenditures;

                  (iii) receive billings for and approve and pay all costs,
                        expenses and liabilities incurred under this Agreement;

                  (iv) exercise any rights granted to the co-owners under this Agreement;

                  (v) grant any approvals or authorizations required or contemplated by this Agreement;

                  (vi) sign, execute, certify, acknowledge, file and/or record any agreements, contracts, instruments, reports, or documents whatsoever in connection with this Agreement or the activities contemplated by this Agreement; and

                  (vii) deal generally with, and with power to bind, the
                        co-owners with respect to all activities and operations contemplated by this Agreement.

                  However, all the co-owners shall continue to have the right to enter into and execute all contracts or agreements for their respective shares of the oil and gas produced from the wells drilled under this Agreement in accordance with sub-section
                  (c) of Section 11.

10.      Operator's Insurance; Subcontractors' Insurance; Operator's Liability.

         (a) Operator's Insurance. Operator shall obtain and maintain at its own expense so long as it is Operator under this Agreement all required Workmen's Compensation Insurance and comprehensive general public liability insurance in amounts and coverage not less than $1,000,000 per person per occurrence for personal injury or death and $1,000,000 for property damage per occurrence, which shall include coverage for blow-outs and total liability coverage of not less than $10,000,000.

                  Subject to the above limits, the Operator's general public liability insurance shall be in all respects comparable to that generally maintained in the industry with respect to services of the type to be rendered and activities of the type to be conducted under this Agreement. Operator's general public liability insurance shall, if permitted by Operator's insurance carrier:

                  (i)   name the Developer as an additional insured party; and

                  (ii) provide that at least thirty (30) days' prior notice of cancellation and any other adverse material change in the policy shall be given to the Developer.

                  However, the Developer shall reimburse Operator for the additional cost, if any, of including it as an additional insured party under the Operator's insurance.

                  Current copies of all policies or certificates of the Operator's insurance coverage shall be delivered to the Developer on request. It is understood and agreed that Operator's insurance coverage may not adequately protect the interests of the Developer and that the Developer shall carry at its expense the excess or additional general public liability, property damage, and other insurance, if any, as the Developer deems appropriate.

         (b) Subcontractors' Insurance. Operator shall require all of its subcontractors to carry all required Workmen's Compensation Insurance and to maintain such other insurance, if any, as Operator in its discretion may require.

         (c) Operator's Liability. Operator's liability to the Developer as Operator under this Agreement shall be limited to, and Operator shall indemnify the Developer and hold it harmless from, claims, penalties, liabilities, obligations, charges, losses, costs, damages, or expenses (including but not limited to reasonable attorneys' fees) relating to, caused by or arising out of:

                  (i) the noncompliance with or violation by Operator, its employees, agents, or subcontractors of any local, state or federal law, statute, regulation, or ordinance;

                  (ii) the negligence or misconduct of Operator, its employees, agents or subcontractors; or

                  (iii) the breach of or failure to comply with any provisions of this Agreement.

11. Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind.

         (a) Internal Revenue Code Election. With respect to this Agreement, each of the parties elects under Section 761(a) of the Internal Revenue Code of 1986, as amended, to be excluded from the provisions of Subchapter K of Chapter 1 of Sub Title A of the Internal Revenue Code of 1986, as amended. If the income tax laws of the state or states in which the property covered by this Agreement is located contain, or may subsequently contain, a similar election, each of the parties agrees that the election shall be exercised.

                  Beginning with the first taxable year of operations under this Agreement, each party agrees that the deemed election provided by Section 1.761-2(b)(2)(ii) of the Regulations under the Internal Revenue Code of 1986, as amended, will apply; and no party will file an application under Section 1.761-2 (b)(3)(i) and (ii) of the Regulations to revoke the election. Each party agrees to execute the documents and make the filings with the appropriate governmental authorities as may be necessary to effect the election.

         (b) Relationship of Parties. It is not the intention of the parties to create, nor shall this Agreement be construed as creating, a mining or other partnership or association or to render the parties liable as partners or joint venturers for any purpose. Operator shall be deemed to be an independent contractor and shall perform its obligations as set forth in this Agreement or as otherwise directed by the Developer.

         (c)      Right to Take Production in Kind. Subject to the provisions of
                  Section 8 above, the Developer shall have the exclusive right to sell or dispose of its proportionate share of all oil and gas produced from the wells to be drilled under this Agreement, exclusive of production:

                  (i) that may be used in development and producing operations;

                  (ii)  unavoidably lost; and

                  (iii) used to fulfill any free gas obligations under the terms of the applicable Lease or Leases.

                  Operator shall not have any right to sell or otherwise dispose of the oil and gas. The Developer shall have the exclusive right to execute all contracts relating to the sale or disposition of its proportionate share of the production from the wells drilled under this Agreement.

                  Developer shall have no interest in any gas supply agreements of Operator, except the right to receive Developer's share of the proceeds received from the sale of any gas or oil from wells developed under this Agreement. The Developer agrees to designate Operator or Operator's designated bank agent as the Developer's collection agent in any contracts. On request, Operator shall assist Developer in arranging the sale or disposition of Developer's oil and gas under this Agreement and shall promptly provide the Developer with all relevant information which comes to Operator's attention regarding opportunities for sale of production.

                  If Developer fails to take in kind or separately dispose of its proportionate share of the oil and gas produced under this Agreement, then Operator shall have the right, subject to the revocation at will by the Developer, but not the obligation, to purchase the oil and gas or sell it to others at any time and from time to time, for the account of the Developer at the best price obtainable in the area for the production. Notwithstanding, Operator shall have no liability to Developer should Operator fail to market the production.

                  Any purchase or sale by Operator shall be subject always to the right of the Developer to exercise at any time its right to take in-kind, or separately dispose of, its share of oil and gas not previously delivered to a purchaser. Any purchase or sale by Operator of any other party's share of oil and gas shall be only for reasonable periods of time as are consistent with the minimum needs of the oil and gas industry under the particular circumstances, but in no event for a period in excess of one (1) year.

12.      Effect of Force Majeure; Definition of Force Majeure; Limitation.

         (a) Effect of Force Majeure. If Operator is rendered unable, wholly or in part, by force majeure (as defined below) to carry out its obligations under this Agreement, the Operator shall give to the Developer prompt written notice of the force majeure with reasonably full particulars concerning it. After the notice is given, the obligations of the Operator, so far as it is affected by the force majeure, shall be suspended during but no longer than, the continuance of the force majeure. Operator shall use all reasonable diligence to remove the force majeure as quickly as possible to the extent the same is within reasonable control.

         (b) Definition of Force Majeure. The term "force majeure" shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment or materials, plant shut-downs, curtailments by purchasers and any other causes whether of the kind specifically enumerated above or otherwise, which directly precludes Operator's performance under this Agreement and is not reasonably within the control of the Operator.

         (c) Limitation. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty affecting the Operator, contrary to its wishes. The method of handling these difficulties shall be entirely within the discretion of the Operator.

13.      Term.

         This Agreement shall become effective when executed by Operator and the Developer. Except as provided in sub-section (c) of Section 3, this Agreement shall continue and remain in full force and effect for the productive lives of the wells being operated under this Agreement.

14.      Governing Law; Invalidity.

         (a) Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         (b) Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

15.      Integration; Written Amendment.

         (a) Integration. This Agreement, including the Exhibits to this Agreement, constitutes and represents the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings, agreements, and representations relating to the subject matter of this Agreement.

         (b) Written Amendment. No change, waiver, modification, or amendment of this Agreement shall be binding or of any effect unless in writing duly signed by the party against which the change, waiver, modification, or amendment is sought to be enforced.

16.      Waiver of Default or Breach.

         No waiver by any party to any default of or breach by any other party under this Agreement shall operate as a waiver of any future default or breach, whether of like or different character or nature.

17.      Notices.

         Unless otherwise provided in this Agreement, all notices, statements, requests, or demands which are required or contemplated by this Agreement shall be in writing and shall be hand-delivered or sent by registered or certified mail, postage prepaid, to the following addresses until changed by certified or registered letter so addressed to the other party:

                  (i)   If to the Operator, to:

                        Atlas Resources, Inc.
                        311 Rouser Road
                        Moon Township, Pennsylvania 15108
                        Attention: President

                  (ii)  If to Developer, to:

                        Atlas America Public #12-2003 Limited Partnership c/o Atlas Resources, Inc.
                        311 Rouser Road
                        Moon Township, Pennsylvania 15108

         Notices which are served by registered or certified mail on the parties in the manner provided in this Section shall be deemed sufficiently served or given for all purposes under this Agreement at the time the notice is mailed in any post office or branch post office regularly maintained by the United States Postal Service or any successor. All payments shall be hand-delivered or sent by United States mail, postage prepaid to the addresses set forth above until changed by certified or registered letter so addressed to the other party.

18.      Interpretation.

         The titles of the Sections in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the terms and provisions of this Agreement. As used in this Agreement, the plural shall include the singular and the singular shall include the plural whenever appropriate.

19.      Counterparts.

         The parties may execute this Agreement in any number of separate counterparts, each of which, when executed and delivered by the parties, shall have the force and effect of an original; but all such counterparts shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                          ATLAS RESOURCES, INC.

                          By: /s/ Frank P. Carolas
                          --------------------------------------------------
                          Frank P. Carolas, Executive Vice President


                          ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP


                          By its Managing General Partner:
                          ATLAS RESOURCES, INC.

                          By: /s/ Frank P. Carolas
                          --------------------------------------------------
                          Frank P. Carolas, Executive Vice President

                                       EXHIBIT A

                DRILLING AND OPERATING AGREEMENT DATED OCTOBER 18, 2003

                   ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                                 ATLAS RESOURCES, INC.
                                  BRADFORD FORMATION




        WELL                  STATE            COUNTY                  TOWNSHIP
----------------------------------------------------------------------------------------
LYTLE #3                        PA                  ARMSTRONG              KISKIMINETAS
DEBORD #7                       PA                    FAYETTE                   LUZERNE
CARDINE #4                      PA                    FAYETTE                  REDSTONE
E & N LAND #2                   PA                    FAYETTE                  REDSTONE
BOSCH #7                        PA                    INDIANA                     YOUNG



                                    Exhibit C
                                    (Page 1)

                                ADDENDUM NO. One

                       TO DRILLING AND OPERATING AGREEMENT
                             DATED October 18, 2003

THIS ADDENDUM NO. One made and entered into this 31st day of December, 2003, by and between ATLAS RESOURCES, INC., a Pennsylvania corporation (hereinafter referred to as "Operator"),

                                       and

ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP, a Delaware limited partnership, (hereinafter referred to as the Developer).

                                WITNESSETH THAT:

WHEREAS, Operator and the Developer have entered into a Drilling and Operating Agreement dated October 18, 2003, (the "Agreement"), which relates to the drilling and operating of five (5) wells on the five (5) Initial Well
Locations identified on the maps attached as Exhibits A-l through A-5 to the Agreement, and provides for the development on the terms and conditions set forth in the Agreement of Additional Well Locations as the parties may from time to time designate; and

WHEREAS, pursuant to Section l(c) of the Agreement, Operator and Developer presently desire to designate one hundred ninety three (193) Additional Well Locations described below to be developed in accordance with the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Addendum and intending to be legally bound, the parties agree as follows:

1. Pursuant to Section l(c) of the Agreement, the Developer hereby authorizes Operator to drill, complete (or plug) and operate, on the terms and conditions set forth in the Agreement and this Addendum No. One, 193 additional wells on the 193 Additional Well Locations described on Exhibit A to this Addendum and on the maps attached to this Addendum as Exhibits A-1 through A-193.

2. Operator, as Developer's independent contractor, agrees to drill, complete (or plug) and operate the additional wells on the Additional Well Locations in accordance with the terms and conditions of the Agreement and further agrees to use its best efforts to begin drilling the first additional well within thirty
(30) days after the date of this Addendum and to begin drilling all the additional wells on or before March 31, 2004.

3. Developer acknowledges that:

    (a) Operator has furnished Developer with the title opinions identified on Exhibit A to this Addendum; and

    (b) such other documents and information which Developer or its counsel has requested in order to determine the adequacy of the title to the above Additional Well Locations.

The Developer accepts the title to the Additional Well Locations and leased premises in accordance with the provisions of Section 5 of the Agreement.

4. The drilling and operation of the additional wells on the Additional Well Locations shall be in accordance with and subject to the terms and conditions set forth in the Agreement as supplemented by this Addendum No. One and except as previously supplemented, all terms and conditions of the Agreement shall remain in full force and effect as originally written.

5. This Addendum No. One shall be legally binding on, and shall inure to the benefit of, the parties and their respective successors and permitted assigns.



                                    Exhibit C
                                    (Page 2)

WITNESS the due execution of this Addendum on the day and year first above written.




                           ATLAS RESOURCES, INC.

                           By: /s/ Frank P. Carolas
                           -------------------------------------------------
                           Frank P. Carolas, Executive Vice President





                           ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                           By its Managing General Partner:

                           ATLAS RESOURCES, INC.


                           By: /s/ Frank P. Carolas
                           -------------------------------------------------
                           Frank P. Carolas, Executive Vice President















                                    Exhibit C
                                    (Page 3)

                                   EXHIBIT A

             DRILLING AND OPERATING AGREEMENT DATED OCTOBER 18, 2003
                                  ADDENDUM ONE

                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                              ATLAS RESOURCES, INC.
                               BRADFORD FORMATION

           WELLS                                     STATE                  COUNTY                TOWNSHIP
------------------------------------------------------------------------------------------------------------
ANDREE #6                                             PA                     ARMSTRONG         KISKIMINETAS
ROBINSON #3                                           PA                     ARMSTRONG         KISKIMINETAS
MORGAN #1                                             PA                     ARMSTRONG         KISKIMINETAS
KIER #2                                               PA                     ARMSTRONG         KISKIMINETAS
MORGAN #2                                             PA                     ARMSTRONG         KISKIMINETAS
LYTLE #7                                              PA                     ARMSTRONG         KISKIMINETAS
LYTLE #11                                             PA                     ARMSTRONG         KISKIMINETAS
ALLSHOUSE #2                                          PA                     ARMSTRONG         KISKIMINETAS
WHEATLEY #5                                           PA                     ARMSTRONG         KISKIMINETAS
KISKI SPORTSMEN #8                                    PA                     ARMSTRONG         KISKIMINETAS
ANDREE #4                                             PA                     ARMSTRONG         KISKIMINETAS
ALLEN #5                                              PA                       FAYETTE             FRANKLIN
LINK UNIT #1                                          PA                       FAYETTE             FRANKLIN
ALLEN/USX #9                                          PA                       FAYETTE             FRANKLIN
BITNER/USX #7                                         PA                       FAYETTE             FRANKLIN
KMETZ #1                                              PA                       FAYETTE             FRANKLIN
WEISMAN #1                                            PA                       FAYETTE             FRANKLIN
VESCHIO/USX #1                                        PA                       FAYETTE             FRANKLIN
COUGHENOUR #2                                         PA                       FAYETTE             FRANKLIN
KRUKIWSKI #1                                          PA                       FAYETTE             FRANKLIN
BITNER/USX #3                                         PA                       FAYETTE             FRANKLIN
BLANEY #2                                             PA                       FAYETTE             FRANKLIN
BLANEY #3                                             PA                       FAYETTE             FRANKLIN
ROSA #5                                               PA                       FAYETTE             FRANKLIN
BLANEY/USX #4                                         PA                       FAYETTE             FRANKLIN
ALLEN/USX #8                                          PA                       FAYETTE             FRANKLIN
WORK #3                                               PA                       FAYETTE             FRANKLIN
MARTIN #6                                             PA                       FAYETTE             FRANKLIN
BRIGHTBILL #2                                         PA                       FAYETTE             FRANKLIN
BRIGHTBILL #3                                         PA                       FAYETTE             FRANKLIN
CHUBOY #2                                             PA                       FAYETTE             FRANKLIN
BRADY #2                                              PA                       FAYETTE             FRANKLIN
CLARK #10                                             PA                       FAYETTE               GERMAN
WOLF #12                                              PA                       FAYETTE               GERMAN
CLARK #8                                              PA                       FAYETTE               GERMAN
SKOVRAN #20                                           PA                       FAYETTE               GERMAN
GENOVESE #3                                           PA                       FAYETTE               GERMAN
HARTLEY #3                                            PA                       FAYETTE               GERMAN
VELTRI #2                                             PA                       FAYETTE               GERMAN

                                    Exhibit C
                                    (Page 4)

            DRILLING & OPERATING AGREEMENT - EXHIBIT A - ADDENDUM ONE
                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

           WELLS                                     STATE                  COUNTY                TOWNSHIP
------------------------------------------------------------------------------------------------------------
CERULLO #2                                            PA                       FAYETTE               GERMAN
CLARK #9                                              PA                       FAYETTE               GERMAN
KREPPS #2                                             PA                       FAYETTE               GERMAN
BURDEN #1                                             PA                       FAYETTE               GERMAN
LAMBERT/USX #3                                        PA                       FAYETTE               GERMAN
SUMMEY #3                                             PA                       FAYETTE               GERMAN
CLARK #11                                             PA                       FAYETTE               GERMAN
KOENIG #2                                             PA                       FAYETTE               GERMAN
HERRING #3                                            PA                       FAYETTE               GERMAN
CFR/USX #6                                            PA                       FAYETTE               GERMAN
HERRING #1                                            PA                       FAYETTE               GERMAN
DIAMOND #2                                            PA                       FAYETTE               GERMAN
PONTERERO #1                                          PA                       FAYETTE               GERMAN
BROWN #7                                              PA                       FAYETTE               GERMAN
COLUCCI #2                                            PA                       FAYETTE               GERMAN
BRANSKY #3                                            PA                       FAYETTE               GERMAN
DICENZO #1                                            PA                       FAYETTE               GERMAN
KOVACH #7                                             PA                       FAYETTE               GERMAN
LANGLEY #6                                            PA                       FAYETTE            JEFFERSON
LILLEY #1                                             PA                       FAYETTE            JEFFERSON
WOZNIAK #4                                            PA                       FAYETTE            JEFFERSON
SEITZ #1                                              PA                       FAYETTE            JEFFERSON
LANGLEY #8                                            PA                       FAYETTE            JEFFERSON
PRADELLA #2                                           PA                       FAYETTE            JEFFERSON
HASSIBI #3                                            PA                       FAYETTE            JEFFERSON
LILLEY #3                                             PA                       FAYETTE            JEFFERSON
HASSIBI #4                                            PA                       FAYETTE            JEFFERSON
DOMINIAK #1                                           PA                       FAYETTE            JEFFERSON
BENNETTE #1                                           PA                       FAYETTE            JEFFERSON
PRADELLA #1                                           PA                       FAYETTE            JEFFERSON
TESLOVICH #4                                          PA                       FAYETTE              LUZERNE
YODER #24A                                            PA                       FAYETTE              LUZERNE
PORTER #11                                            PA                       FAYETTE              LUZERNE
PORTER #10                                            PA                       FAYETTE              LUZERNE
MOORE #8                                              PA                       FAYETTE              LUZERNE
MAMMARELLA #1                                         PA                       FAYETTE              LUZERNE
MOORE #9                                              PA                       FAYETTE              LUZERNE
MOORE #11                                             PA                       FAYETTE              LUZERNE
DICARLO #8                                            PA                       FAYETTE              LUZERNE
GORLEY #3                                             PA                       FAYETTE              LUZERNE
GORLEY #2                                             PA                       FAYETTE              LUZERNE
WILKINSON #3                                          PA                       FAYETTE              LUZERNE
CANESTRALE #1                                         PA                       FAYETTE              LUZERNE
GRAHAM #6                                             PA                       FAYETTE              LUZERNE
MOORE #10                                             PA                       FAYETTE              LUZERNE
GAYDOS #3                                             PA                       FAYETTE              LUZERNE
HOWE #3                                               PA                       FAYETTE              LUZERNE
NATIONAL MINES #21                                    PA                       FAYETTE              LUZERNE
STEWART #9                                            PA                       FAYETTE              LUZERNE
KISNER #1                                             PA                       FAYETTE              LUZERNE
HENDRICKS #4                                          PA                       FAYETTE             MENALLEN

                                    Exhibit C
                                    (Page 5)

            DRILLING & OPERATING AGREEMENT - EXHIBIT A - ADDENDUM ONE
                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

           WELLS                                     STATE                  COUNTY                TOWNSHIP
------------------------------------------------------------------------------------------------------------
NICHOLS #3                                            PA                       FAYETTE             MENALLEN
STEWART #12                                           PA                       FAYETTE             MENALLEN
KACZMAREK/NATIONAL CITY #8                            PA                       FAYETTE             REDSTONE
CONGELIO #2                                           PA                       FAYETTE             REDSTONE
PATTERSON #5                                          PA                       FAYETTE             REDSTONE
E & N LAND #1                                         PA                       FAYETTE             REDSTONE
CROFTCHECK #7                                         PA                       FAYETTE             REDSTONE
GETSIE #2                                             PA                       FAYETTE             REDSTONE
ALLISON/HOGSETT #6                                    PA                       FAYETTE             REDSTONE
CONGELIO #1A                                          PA                       FAYETTE             REDSTONE
BARBABELLA #1                                         PA                       FAYETTE             REDSTONE
TESLOVICH #2                                          PA                       FAYETTE             REDSTONE
CONSTANTINE #1                                        PA                       FAYETTE             REDSTONE
LUCKASEVIC #3                                         PA                       FAYETTE             REDSTONE
CONSTANTINE #2                                        PA                       FAYETTE             REDSTONE
GETSIE #1                                             PA                       FAYETTE             REDSTONE
JANCO #2                                              PA                       FAYETTE             REDSTONE
WILLIAMS #23                                          PA                       FAYETTE             REDSTONE
JACKSON FARMS #17                                     PA                       FAYETTE             REDSTONE
CHRISTOPHER/NATIONAL CITY #2                          PA                       FAYETTE             REDSTONE
PATTERSON #7                                          PA                       FAYETTE             REDSTONE
JACKSON FARMS #8                                      PA                       FAYETTE             REDSTONE
JACKSON FARMS #15                                     PA                       FAYETTE             REDSTONE
SKOVRAN #12                                           PA                       FAYETTE             REDSTONE
JACKSON FARMS #22                                     PA                       FAYETTE             REDSTONE
STEWART #11                                           PA                       FAYETTE             REDSTONE
NOVSEK #1                                             PA                       FAYETTE             REDSTONE
JACKSON FARMS #5                                      PA                       FAYETTE             REDSTONE
GAGGIANI #2                                           PA                       FAYETTE             REDSTONE
SKOVRAN #13                                           PA                       FAYETTE             REDSTONE
CROFTCHECK #4                                         PA                       FAYETTE             REDSTONE
CROFTCHECK #5                                         PA                       FAYETTE             REDSTONE
PENTON/HOGSETT #2                                     PA                       FAYETTE             REDSTONE
LEICHLITER #4                                         PA                       FAYETTE             REDSTONE
LINT #6                                               PA                       FAYETTE             REDSTONE
CARDINE #2                                            PA                       FAYETTE             REDSTONE
ALLISON/HOGSETT #5                                    PA                       FAYETTE             REDSTONE
DANCHO/BROWN #3                                       PA                       FAYETTE             REDSTONE
CHRISTOPHER #2                                        PA                       FAYETTE             REDSTONE
YOWONSKE/HOGSETT #1                                   PA                       FAYETTE             REDSTONE
CONSTANTINE #3                                        PA                       FAYETTE             REDSTONE
DANCHO/BROWN #1                                       PA                       FAYETTE             REDSTONE
YOWONSKE/HOGSETT #3                                   PA                       FAYETTE             REDSTONE
DANCHO/BROWN #2                                       PA                       FAYETTE             REDSTONE
GRENA #2                                              PA                       FAYETTE             REDSTONE
YOWONSKE/HOGSETT #2                                   PA                       FAYETTE             REDSTONE
KING #8                                               PA                       FAYETTE             REDSTONE
BIDDLE #5                                             PA                        GREENE           CUMBERLAND
DEFORNO #1                                            PA                       INDIANA            CONEMAUGH
DEFORNO #2                                            PA                       INDIANA            CONEMAUGH
KARP #4                                               PA                       INDIANA            CONEMAUGH

                                    Exhibit C
                                    (Page 6)

            DRILLING & OPERATING AGREEMENT - EXHIBIT A - ADDENDUM ONE
                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

           WELLS                                     STATE                  COUNTY                TOWNSHIP
------------------------------------------------------------------------------------------------------------
KARP #3                                               PA                       INDIANA            CONEMAUGH
HOSTLER #2                                            PA                       INDIANA            CONEMAUGH
HOSTLER #3                                            PA                       INDIANA            CONEMAUGH
HOSTLER #4                                            PA                       INDIANA            CONEMAUGH
CUP #1                                                PA                       INDIANA            CONEMAUGH
CUP #4                                                PA                       INDIANA            CONEMAUGH
HOSTLER #5                                            PA                       INDIANA            CONEMAUGH
LYNN #2                                               PA                       INDIANA            CONEMAUGH
LYNN #3                                               PA                       INDIANA            CONEMAUGH
KARP #5                                               PA                       INDIANA            CONEMAUGH
SPERANZA #9                                           PA                       INDIANA            CONEMAUGH
SPERANZA #4                                           PA                       INDIANA                YOUNG
EHENGER #4                                            PA                       INDIANA                YOUNG
EHENGER #3                                            PA                       INDIANA                YOUNG
SPERANZA #6                                           PA                       INDIANA                YOUNG
SPERANZA #5                                           PA                       INDIANA                YOUNG
BRADFORD AIRPORT #21                                  PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #22                                  PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #23                                  PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #24                                  PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #25                                  PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #18                                  PA                        MCKEAN            LAFAYETTE
MILLER #1                                             PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #19                                  PA                        MCKEAN            LAFAYETTE
MILLER #2                                             PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #20                                  PA                        MCKEAN            LAFAYETTE
MILLER #3                                             PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #16                                  PA                        MCKEAN            LAFAYETTE
MILLER #4                                             PA                        MCKEAN            LAFAYETTE
BRADFORD AIRPORT #17                                  PA                        MCKEAN            LAFAYETTE
MILLER #5                                             PA                        MCKEAN            LAFAYETTE
MESSER #26                                            PA                        MCKEAN            LAFAYETTE
MESSER #28                                            PA                        MCKEAN            LAFAYETTE
MESSER #24                                            PA                        MCKEAN            LAFAYETTE
MESSER #23                                            PA                        MCKEAN            LAFAYETTE
MESSER #25                                            PA                        MCKEAN            LAFAYETTE
MESSER #27                                            PA                        MCKEAN            LAFAYETTE
BIG SHANTY EAST #14                                   PA                        MCKEAN            LAFAYETTE
BIG SHANTY EAST #15                                   PA                        MCKEAN            LAFAYETTE
BIG SHANTY EAST #16                                   PA                        MCKEAN            LAFAYETTE
BIG SHANTY EAST #17                                   PA                        MCKEAN            LAFAYETTE
MILLER #6                                             PA                        MCKEAN            LAFAYETTE
BIG SHANTY EAST #18                                   PA                        MCKEAN            LAFAYETTE
MILLER #7                                             PA                        MCKEAN            LAFAYETTE
MILLER #8                                             PA                        MCKEAN            LAFAYETTE
MILLER #9                                             PA                        MCKEAN            LAFAYETTE
MILLER #10                                            PA                        MCKEAN            LAFAYETTE
LENZ #2                                               PA                  WESTMORELAND            HEMPFIELD
PATRICK #2A                                           PA                  WESTMORELAND            HEMPFIELD
LENZ #1                                               PA                  WESTMORELAND            HEMPFIELD
WAINWRIGHT #1                                         PA                  WESTMORELAND            HEMPFIELD
RUOFF #1                                              PA                  WESTMORELAND                UNITY


                                    Exhibit C
                                    (Page 7)

                        DRILLING AND OPERATING AGREEMENT
                                       FOR
                ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP
                          CLINTON MEDINA FORMATION - PA

                             DATED OCTOBER 18, 2003

                                                               INDEX

Section                                                                                                        Page
-------                                                                                                        ----
1.    Assignment of Well Locations; Representations; Designation of Additional Well Locations;
      Outside Activities Are Not Restricted.......................................................................1

2.    Drilling of Wells; Timing; Depth; Interest of Developer; Right to Substitute Well Locations.................2

3.    Operator - Responsibilities in General; Covenants; Term.....................................................3

4.    Operator's Charges for Drilling and Completing Wells; Payment; Completion Determination;
      Dry Hole Determination; Excess Funds and Cost Overruns - Intangible Drilling Costs; Excess
      Funds and Cost Overruns - Tangible Costs....................................................................4

5.    Title Examination of Well Locations; Developer's Acceptance and Liability; Additional Well Locations........7

6.    Operations Subsequent to Completion of the Wells; Fee Adjustments;
      Extraordinary Costs;
      Pipelines; Price Determinations; Plugging and Abandonment...................................................7

7.    Billing and Payment Procedure with Respect to Operation of Wells; Disbursements;  Separate Account for
      Sale Proceeds; Records and Reports; Additional Information..................................................9

8.    Operator's Lien; Right to Collect From Gas Purchaser.......................................................11

9.    Successors and Assigns; Transfers; Appointment of Agent....................................................11

10.   Operator's Insurance; Subcontractors' Insurance; Operator's Liability......................................12

11.   Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind..................13

12.   Effect of Force Majeure; Definition of Force Majeure; Limitation...........................................14

13.   Term.......................................................................................................14

14.   Governing Law; Invalidity..................................................................................14

15.   Integration; Written Amendment.............................................................................15

16.   Waiver of Default or Breach................................................................................15

17.   Notices....................................................................................................15

18.   Interpretation.............................................................................................15

19.   Counterparts...............................................................................................15

      Signature Page.............................................................................................16

      Exhibit A                          Description of Leases and Initial Well Locations
      Exhibits A-l through A-___         Maps of Initial Well Locations
      Exhibit B                          Form of Assignment
      Exhibit C                          Form of Addendum

                        DRILLING AND OPERATING AGREEMENT

THIS AGREEMENT made this 18th day of October, 2003, by and between ATLAS RESOURCES, INC., a Pennsylvania corporation (hereinafter referred to as "Atlas" or "Operator"),

                                       and

ATLAS AMERICA PUBLIC #12-2003 Limited Partnership, a Delaware limited partnership, (hereinafter referred to as the "Developer").

                                WITNESSETH THAT:

WHEREAS, the Operator, by virtue of the Oil and Gas Leases (the "Leases") described on Exhibit A attached to and made a part of this Agreement, has certain rights to develop the one ( 1 ) initial well locations (the "Initial Well Locations") identified on the maps attached to and made a part of this Agreement as Exhibits A-l through A-1;

WHEREAS, the Developer, subject to the terms and conditions of this Agreement, desires to acquire certain of the Operator's rights to develop the Initial Well Locations and to provide for the development on the terms and conditions set forth in this Agreement of additional well locations ("Additional Well Locations") which the parties may from time to time designate; and

WHEREAS, the Operator is in the oil and gas exploration and development business, and the Developer desires that Operator, as its independent contractor, perform certain services in connection with its efforts to develop the aforesaid Initial and Additional Well Locations (collectively the "Well Locations") and to operate the wells completed on the Well Locations, on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants herein contained and subject to the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Assignment of Well Locations; Representations; Designation of Additional Well Locations; Outside Activities Are Not Restricted.

         (a) Assignment of Well Locations. The Operator shall execute an assignment of an undivided percentage of Working Interest in the Well Location acreage for each well to the Developer as shown on Exhibit A attached hereto, which assignment shall be limited to a depth from the surface to the top of the Queenston formation in Pennsylvania and Ohio when the primary objective is the Clinton/Medina geological formation. In the event that hydrocarbons are encountered in quantities that Operator believes to be in paying quantities and drilling ceases before the Clinton/Medina geological formation is penetrated, then Operator shall execute an assignment limited to a depth from the surface to the deepest depth penetrated at the cessation of drilling operations.

                  The assignment shall be substantially in the form of Exhibit B attached to and made a part of this Agreement. The amount of acreage included in each Initial Well Location and the configuration of the Initial Well Location are indicated on the maps attached as Exhibits A-l through A-1. The amount of acreage included in each Additional Well Location and the configuration of the Additional Well Location shall be indicated on the maps to be attached as exhibits to the applicable addendum to this Agreement as provided in sub-section (c) below.

         (b) Representations. The Operator represents and warrants to the Developer that:

                  (i) the Operator is the lawful owner of the Lease and rights and interest under the Lease and of the personal property on the Lease or used in connection with the Lease;

                  (ii) the Operator has good right and authority to sell and convey the rights, interest, and property;

                  (iii) the rights, interest, and property are free and clear from all liens and encumbrances; and

                  (iv) all rentals and royalties due and payable under the Lease have been duly paid.

                  These representations and warranties shall also be included in each recorded assignment of the acreage included in each Initial Well Location and Additional Well Location designated pursuant to sub-section (c) below, substantially in the manner set forth in Exhibit B.

                  The Operator agrees to indemnify, protect and hold the Developer and its successors and assigns harmless from and against all costs (including but not limited to reasonable attorneys' fees), liabilities, claims, penalties, losses, suits, actions, causes of action, judgments or decrees resulting from the breach of any of the above representations and warranties. It is understood and agreed that, except as specifically set forth above, the Operator makes no warranty or representation, express or implied, as to its title or the title of the lessors in and to the lands or oil and gas interests covered by said Leases.

         (c) Designation of Additional Well Locations. If the parties hereto desire to designate Additional Well Locations to be developed in accordance with the terms and conditions of this Agreement, then the parties shall execute an addendum substantially in the form of Exhibit C attached to and made a part of this Agreement (Exhibit "C") specifying:

                  (i) the undivided percentage of Working Interest and the Oil and Gas Leases to be included as Leases under this Agreement;

                  (ii) the amount and configuration of acreage included in each Additional Well Location on maps attached as exhibits to the addendum; and

                  (iii) their agreement that the Additional Well Locations shall be developed in accordance with the terms and conditions of this Agreement.

         (d) Outside Activities Are Not Restricted. It is understood and agreed that the assignment of rights under the Leases and the oil and gas development activities contemplated by this Agreement relate only to the Initial Well Locations and the Additional Well Locations. Nothing contained in this Agreement shall be interpreted to restrict in any manner the right of each of the parties to conduct without the participation of the other party any additional activities relating to exploration, development, drilling, production, or delivery of oil and gas on lands adjacent to or in the immediate vicinity of the Well Locations or elsewhere.

2. Drilling of Wells; Timing; Depth; Interest of Developer; Right to Substitute Well Locations.

         (a) Drilling of Wells. Operator, as Developer's independent contractor, agrees to drill, complete (or plug) and operate one ( 1 ) natural gas wells on the one ( 1 ) Initial Well Locations in accordance with the terms and conditions of this Agreement. Developer, as a minimum commitment, agrees to participate in and pay the Operator's charges for drilling and completing the wells and any extra costs pursuant to Section 4 in proportion to the share of the Working Interest owned by the Developer in the wells with respect to all initial wells. It is understood and agreed that, subject to sub-section (e) below, Developer does not reserve the right to decline participation in the drilling of any of the initial wells to be drilled under this Agreement.

         (b) Timing. Operator will use its best efforts to begin drilling the first well within thirty (30) days after the date of this Agreement, and will use its best efforts to begin drilling each of the other initial wells for which payment is made pursuant to Section 4(b) of this Agreement before the close of the 90th day after the close of the calendar year in which this Agreement is entered into by Operator and the Developer. Subject to the foregoing time limits, Operator shall determine the timing of and the order of drilling the Initial Well Locations.

         (c) Depth. All of the wells to be drilled under this Agreement (c) shall be:

                  (i) drilled and completed (or plugged) in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographical area of the Well Locations; and

                  (ii) drilled to a depth sufficient to test thoroughly the objective formation or the deepest assigned depth, whichever is less.

         (d) Interest of Developer. Except as otherwise provided in this Agreement, all costs, expenses, and liabilities incurred in connection with the drilling and other operations and activities contemplated by this Agreement shall be borne and paid, and all wells, gathering lines of up to approximately 2,500 feet on the Well Location, equipment, materials, and facilities acquired, constructed or installed under this Agreement shall be owned, by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Subject to the payment of lessor's royalties and other royalties and overriding royalties, if any, production of oil and gas from the wells to be drilled under this Agreement shall be owned by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells.

         (e) Right to Substitute Well Locations. Notwithstanding the provisions of sub-section (a) above, if the Operator or Developer determines in good faith, with respect to any Well Location, before operations begin under this Agreement on the Well Location, that it would not be in the best interest of the parties to drill a well on the Well Location, then the party making the determination shall notify the other party of its determination and its basis for its determination and, unless otherwise instructed by Developer, the well shall not be drilled. This determination may be based on:

                  (i) the production or failure of production of any other wells which may have been recently drilled in the immediate area of the Well Location;

                  (ii)  newly discovered title defects; or

                  (iii) any other evidence with respect to the Well Location as may be obtained.

                  If the well is not drilled, then Operator shall promptly propose a new well location (including all information for the Well Location as Developer may reasonably request) within Pennsylvania, Ohio, or other areas of the United States to be substituted for the original Well Location. Developer shall then have seven (7) business days to either reject or accept the proposed new well location. If the new well location is rejected, then Operator shall promptly propose another substitute well location pursuant to the provisions of this sub-section.

                  Once the Developer accepts a substitute well location or does not reject it within said seven (7) day period, this Agreement shall terminate as to the original Well Location and the substitute well location shall become subject to the terms and conditions of this Agreement.

3.       Operator - Responsibilities in General; Covenants; Term.

         (a) Operator - Responsibilities in General. Atlas shall be the Operator of the wells and Well Locations subject to this Agreement and, as the Developer's independent contractor, shall, in addition to its other obligations under this Agreement do the following:

                  (i) arrange for drilling and completing the wells and installing the necessary gas gathering line systems and connection facilities;

                  (ii) make the technical decisions required in drilling, testing, completing, and operating the wells;

                  (iii) manage and conduct all field operations in connection with the drilling, testing, completing, equipping, operating, and producing the wells;

                  (iv) maintain all wells, equipment, gathering lines, and facilities in good working order during their useful lives; and

                  (v) perform the necessary administrative and accounting functions.

                  In performing the work contemplated by this Agreement, Operator is an independent contractor with authority to control and direct the performance of the details of the work.

         (b)      Covenants. Operator covenants and agrees that under this
                  Agreement:

                  (i) it shall perform and carry on (or cause to be performed and carried on) its duties and obligations in a good, prudent, diligent, and workmanlike manner using technically sound, acceptable oil and gas field practices then prevailing in the geographical area of the Well Locations;

                  (ii) all drilling and other operations conducted by, for and under the control of Operator shall conform in all respects to federal, state and local laws, statutes, ordinances, regulations, and requirements;

                  (iii) unless otherwise agreed in writing by the Developer, all work performed pursuant to a written estimate shall conform to the technical specifications set forth in the written estimate and all equipment and materials installed or incorporated in the wells and facilities shall be new or used and of good quality;

                  (iv) in the course of conducting operations, it shall comply with all terms and conditions, other than any minimum drilling commitments, of the Leases (and any related assignments, amendments, subleases, modifications and supplements);

                  (v) it shall keep the Well Locations and all wells, equipment and facilities located on the Well Locations free and clear of all labor, materials and other liens or encumbrances arising out of operations;

                  (vi) it shall file all reports and obtain all permits and bonds required to be filed with or obtained from any governmental authority or agency in connection with the drilling or other operations and activities; and

                  (vii) it will provide competent and experienced personnel to supervise drilling, completing (or plugging), and operating the wells and use the services of competent and experienced service companies to provide any third party services necessary or appropriate in order to perform its duties.

         (c) Term. Atlas shall serve as Operator under this Agreement until the earliest of:

                  (i)   the termination of this Agreement pursuant to Section
                        13;

                  (ii) the termination of Atlas as Operator by the Developer at any time in the Developer's discretion, with or without cause on sixty (60) days' advance written notice to the Operator; or

                  (iii) the resignation of Atlas as Operator under this
                        Agreement which may occur on ninety (90) days' written notice to the Developer at any time after five (5) years from the date of this Agreement, it being expressly understood and agreed that Atlas shall have no right to resign as Operator before the expiration of the five-year period.

                  Any successor Operator shall be selected by the Developer. Nothing contained in this sub-section shall relieve or release Atlas or the Developer from any liability or obligation under this Agreement which accrued or occurred before Atlas' removal or resignation as Operator under this Agreement. On any change in Operator under this provision, the then present Operator shall deliver to the successor Operator possession of all records, equipment, materials and appurtenances used or obtained for use in connection with operations under this Agreement and owned by the Developer.

4. Operator's Charges for Drilling and Completing Wells; Payment; Completion Determination; Dry Hole Determination; Excess Funds and Cost Overruns-Intangible Drilling Costs; Excess Funds and Cost Overruns-Tangible Costs.

         (a) Operator's Charges for Drilling and Completing Wells. All natural gas wells which are drilled and completed under this Agreement shall be drilled and completed on a Cost plus 15% basis. "Cost," when used with respect to services, shall mean the reasonable, necessary, and actual expenses incurred by Operator on behalf of Developer in providing the services under this Agreement, determined in accordance with generally accepted accounting principles. As used elsewhere, "Cost" shall mean the price paid by Operator in an arm's-length transaction.

                  The estimated price for each of the wells shall be set forth in an Authority for Expenditure ("AFE") which shall be attached to this Agreement as an Exhibit, and shall cover all ordinary costs which may be incurred in drilling and completing each well for production of natural gas. This includes without limitation, site preparation, permits and bonds, roadways, surface damages, power at the site, water, Operator's overhead and profit, rights-of-way, drilling rigs, equipment and materials, logging, cementing, fracturing, casing, meters (other than utility purchase meters), connection facilities, salt water collection tanks, separators, siphon string, rabbit, tubing, an average of 2,500 feet of gathering line per well, geological and engineering services and completing two (2) zones. The estimated price shall not include the cost of:

                  (i)   completing more than two (2) zones;

                  (ii) completion procedures, equipment, or any facilities necessary or appropriate for the production and sale of oil and/or natural gas liquids; and

                  (iii) equipment or materials necessary or appropriate to
                        collect, lift, or dispose of liquids for efficient gas production, except that the cost of saltwater collection tanks, separators, siphon string and tubing shall be included in the estimated price.

                  These extra costs, if any, shall be billed to Developer in proportion to the share of the Working Interest owned by the Developer in the wells on a Cost plus 15% basis.

         (b) Payment. The Developer shall pay to Operator, in proportion to the share of the Working Interest owned by the Developer in the wells, one hundred percent (100%) of the estimated Intangible Drilling Costs and Tangible Costs as those terms are defined below, for drilling and completing all initial wells on execution of this Agreement. Notwithstanding, Atlas' payments for its share of the estimated Tangible Costs as that term is defined below of drilling and completing all initial wells as the Managing General Partner of the Developer shall be paid within five (5) business days of notice from Operator that the costs have been incurred. The Developer's payment shall be nonrefundable in all events in order to enable Operator to do the following:

                  (i)   commence site preparation for the initial wells;

                  (ii) obtain suitable subcontractors for drilling and completing the wells at currently prevailing prices; and

                  (iii) insure the availability of equipment and materials.

                  For purposes of this Agreement, "Intangible Drilling Costs" shall mean those expenditures associated with property acquisition and the drilling and completion of oil and gas wells that under present law are generally accepted as fully deductible currently for federal income tax purposes. This includes all expenditures made with respect to any well before the establishment of production in commercial quantities for wages, fuel, repairs, hauling, supplies and other costs and expenses incident to and necessary for the drilling of the well and the preparation of the well for the production of oil or gas, that are currently deductible pursuant to Section 263(c) of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Reg. Section 1.612-4, which are generally termed "intangible drilling and development costs," including the expense of plugging and abandoning any well before a completion attempt. "Tangible Costs" shall mean those costs associated with the drilling and completion of oil and gas wells which are generally accepted as capital expenditures pursuant to the provisions of the Code. This includes all costs of equipment, parts and items of hardware used in drilling and completing a well, and those items necessary to deliver acceptable oil and gas production to purchasers to the extent installed downstream from the wellhead of any well and which are required to be capitalized under the Code and its regulations.

                  With respect to each additional well drilled on the Additional Well Locations, if any, Developer shall pay Operator, in proportion to the share of the Working Interest owned by the Developer in the wells, one hundred percent (100%) of the estimated Intangible Drilling Costs and Tangible Costs for the well on execution of the applicable addendum pursuant to Section l(c) above. Notwithstanding, Atlas' payments for its share of the estimated Tangible Costs of drilling and completing all additional wells as the Managing General Partner of the Developer shall be paid within five (5) business days of notice from Operator that the costs have been incurred. The Developer's payment shall be nonrefundable in all events in order to enable Operator to do the following:

                  (i)   commence site preparation;

                  (ii) obtain suitable subcontractors for drilling and completing the wells at currently prevailing prices; and

                  (iii) insure the availability of equipment and materials.

                  Developer shall pay, in proportion to the share of the Working Interest owned by the Developer in the wells, any extra costs incurred for each well pursuant to sub-section (a) above within ten (10) business days of its receipt of Operator's statement for the extra costs.

         (c) Completion Determination. Operator shall determine whether or not to run the production casing for an attempted completion or to plug and abandon any well drilled under this Agreement. However, a well shall be completed only if Operator has made a good faith determination that there is a reasonable possibility of obtaining commercial quantities of oil and/or gas.

         (d) Dry Hole Determination. If Operator determines at any time during the drilling or attempted completion of any well under this Agreement, in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographic area of the Well Location that the well should not be completed, then it shall promptly and properly plug and abandon the well.

         (e) Excess Funds and Cost Overruns-Intangible Drilling Costs. Any estimated Intangible Drilling Costs paid by Developer with respect to any well which exceed Operator's price specified in sub-section (a) above for the Intangible Drilling Costs of the well shall be retained by Operator and shall be applied to:

                  (i) the Intangible Drilling Costs for an additional well or wells to be drilled on the Additional Well Locations; or

                  (ii) any cost overruns owed by the Developer to Operator for Intangible Drilling Costs on one or more of the other wells on the Well Locations;

                  in proportion to the share of the Working Interest owned by the Developer in the wells.

                  Conversely, if Operator's price specified in sub-section (a) above for the Intangible Drilling Costs of any well exceeds the estimated Intangible Drilling Costs paid by Developer for the well, then:

                  (i) Developer shall pay the additional price to Operator within five (5) business days after notice from Operator that the additional amount is due and owing; or

                  (ii) Developer and Operator may agree to delete or reduce Developer's Working Interest in one or more wells which have not yet been spudded to provide funds to pay the additional amounts to Operator. If doing so results in any excess prepaid Intangible Drilling Costs, then these funds shall be applied to:

                        (a) the Intangible Drilling Costs for an additional well
                            or wells to be drilled on the Additional Well Locations; or

                        (b) any cost overruns owed by Developer to Operator for
                            Intangible Drilling Costs on one or more of the other wells on the Well Locations;

                        in proportion to the share of the Working Interest owned by the Developer in the wells.

                  The Exhibits to this Agreement with respect to the affected wells shall be amended as appropriate.

         (f) Excess Funds and Cost Overruns - Tangible Costs. Any estimated Tangible Costs paid by Developer with respect to any well which exceed Operator's price specified in sub-section (a) above for the Tangible Costs of the well shall be retained by Operator and shall be applied to:

                  (i) the Intangible Drilling Costs or Tangible Costs for an additional well or wells to be drilled on the Additional Well Locations; or

                  (ii) any cost overruns owed by Developer to Operator for Intangible Drilling Costs or Tangible Costs on one or more of the other wells on the Well Locations;

                  in proportion to the share of the Working Interest owned by the Developer in the wells.

                  Conversely, if Operator's price specified in sub-section (a) above for the Tangible Costs of any well exceeds the estimated Tangible Costs paid by Developer for the well, then:

                  (i) Developer shall pay the additional price to Operator within ten (10) business days after notice from Operator that the additional price is due and owing; or

                  (ii) Developer and Operator may agree to delete or reduce Developer's Working Interest in one or more wells which have not yet been spudded to provide funds to pay the additional price to Operator. If doing so results in any excess prepaid Tangible Costs, then these funds shall be applied to:

                        (a) the Intangible Drilling Costs or Tangible Costs for
                            an additional well or wells to be drilled on the Additional Well Locations; or

                        (b) any cost overruns owed by Developer to Operator for
                            Intangible Drilling Costs or Tangible Costs on one or more of the other wells on the Well Locations;

                        in proportion to the share of the Working Interest owed by the Developer in the wells.

                  The Exhibits to this Agreement with respect to the affected wells shall be amended as appropriate.

5. Title Examination of Well Locations, Developer's Acceptance and Liability; Additional Well Locations.

         (a) Title Examination of Well Locations, Developer's Acceptance and Liability. The Developer acknowledges that Operator has furnished Developer with the title opinions identified on Exhibit A, and other documents and information which Developer or its counsel has requested in order to determine the adequacy of the title to the Initial Well Locations and leased premises subject to this Agreement. The Developer accepts the title to the Initial Well Locations and leased premises and acknowledges and agrees that, except for any loss, expense, cost, or liability caused by the breach of any of the warranties and representations made by the Operator in Section l(b), any loss, expense, cost or liability whatsoever caused by or related to any defect or failure of the title shall be the sole responsibility of and shall be borne entirely by the Developer.

         (b) Additional Well Locations. Before beginning drilling of any well on any Additional Well Location, Operator shall conduct, or cause to be conducted, a title examination of the Additional Well Location, in order to obtain appropriate abstracts, opinions and certificates and other information necessary to determine the adequacy of title to both the applicable Lease and the fee title of the lessor to the premises covered by the Lease. The results of the title examination and such other information as is necessary to determine the adequacy of title for drilling purposes shall be submitted to the Developer for its review and acceptance. No drilling on the Additional Well Locations shall begin until the title has been accepted in writing by the Developer. After any title has been accepted by the Developer, any loss, expense, cost, or liability whatsoever, caused by or related to any defect or failure of the title shall be the sole responsibility of and shall be borne entirely by the Developer, unless such loss, expense, cost, or liability was caused by the breach of any of the warranties and representations made by the Operator in Section l(b).

6. Operations Subsequent to Completion of the Wells; Fee Adjustments; Extraordinary Costs; Pipelines; Price Determinations; Plugging and Abandonment.

         (a) Operations Subsequent to Completion of the Wells. Beginning with the month in which a well drilled under this Agreement begins to produce, Operator shall be entitled to an operating fee of $275 per month for each well being operated under this

                  Agreement, proportionately reduced to the extent the Developer owns less than 100% of the Working Interest in the wells. This fee shall be in lieu of any direct charges by Operator for its services or the provision by Operator of its equipment for normal superintendence and maintenance of the wells and related pipelines and facilities.

                  If a third-party serves as the actual operator of the well, then this fee shall be $25 above the actual third-party operator's monthly charges. The $25 will be retained by Operator each month for reviewing the costs and expenses charged by the third-party operator and monitoring the third-party operator's accounting and production records for the well on behalf of the Developer.

                  The operating fees shall cover all normal, regularly recurring operating expenses for the production, delivery and sale of natural gas, including without limitation:

                  (i)   well tending, routine maintenance and adjustment;

                  (ii) reading meters, recording production, pumping, maintaining appropriate books and records;

                  (iii) preparing reports to the Developer and government
                        agencies; and

                  (iv)  collecting and disbursing revenues.

                  The operating fees shall not cover costs and expenses related to the following:

                  (i)   the production and sale of oil;

                  (ii) the collection and disposal of salt water or other liquids produced by the wells;

                  (iii) the rebuilding of access roads; and

                  (iv) the purchase of equipment, materials or third party services;

                  which, subject to the provisions of sub-section (c) of this
                  Section 6, shall be paid by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells.

                  Any well which is temporarily abandoned or shut-in continuously for the entire month shall not be considered a producing well for purposes of determining the number of wells in the month subject to the operating fee.

         (b) Fee Adjustments. The monthly operating fee set forth in sub-section (a) above may in the following manner be adjusted annually as of the first day of January (the "Adjustment Date") each year beginning January l, 2005. Such adjustment, if any, shall not exceed the percentage increase in the average weekly earnings of "Crude Petroleum, Natural Gas, and Natural Gas Liquids" workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics, and shown in Employment and Earnings Publication, Monthly Establishment Data, Hours and Earning Statistical Table C-2, Index Average Weekly Earnings of "Crude Petroleum, Natural Gas, and Natural Gas Liquids" workers, SIC Code #131-2, or any successor index thereto, since January l, 2002, in the case of the first adjustment, and since the previous Adjustment Date, in the case of each subsequent adjustment.

         (c) Extraordinary Costs. Without the prior written consent of the Developer, pursuant to a written estimate submitted by Operator, Operator shall not undertake any single project or incur any extraordinary cost with respect to any well being produced under this Agreement reasonably estimated to result in an expenditure of more than $5,000, unless the project or extraordinary cost is necessary for the following:

                  (i)   to safeguard persons or property; or

                  (ii) to protect the well or related facilities in the event of a sudden emergency.

                  In no event, however, shall the Developer be required to pay for any project or extraordinary cost arising from the negligence or misconduct of Operator, its agents, servants, employees, contractors, licensees, or invitees.

                  All extraordinary costs incurred and the cost of projects undertaken with respect to a well being produced shall be billed at the invoice cost of third-party services performed or materials purchased together with a reasonable charge by Operator for services performed directly by it, in proportion to the share of the Working Interest owned by the Developer in the wells. Operator shall have the right to require the Developer to pay in advance of undertaking any project all or a portion of the estimated costs of the project in proportion to the share of the Working Interest owned by the Developer in the wells.

         (d) Pipelines. Developer shall have no interest in the pipeline gathering system, which gathering system shall remain the sole property of Operator or its Affiliates and shall be maintained at their sole cost and expense.

         (e) Price Determinations. Notwithstanding anything herein to the contrary, the Developer shall have full responsibility for and bear all costs in proportion to the share of the Working Interest owned by the Developer in the wells with respect to obtaining price determinations under and otherwise complying with the Natural Gas Policy Act of 1978 and the implementing state regulations. This responsibility shall include, without limitation, preparing, filing, and executing all applications, affidavits, interim collection notices, reports and other documents necessary or appropriate to obtain price certification, to effect sales of natural gas, or otherwise to comply with the Act and the implementing state regulations.

                  Operator agrees to furnish the information and render the assistance as the Developer may reasonably request in order to comply with the Act and the implementing state regulations without charge for services performed by its employees.

         (f) Plugging and Abandonment. The Developer shall have the right to direct Operator to plug and abandon any well that has been completed under this Agreement as a producer. In addition, Operator shall not plug and abandon any well that has been drilled and completed as a producer before obtaining the written consent of the Developer. However, if the Operator in accordance with the generally accepted and customary oil and gas field practices and techniques then prevailing in the geographic area of the well location, determines that any well should be plugged and abandoned and makes a written request to the Developer for authority to plug and abandon the well and the Developer fails to respond in writing to the request within forty-five (45) days following the date of the request, then the Developer shall be deemed to have consented to the plugging and abandonment of the well.

                  All costs and expenses related to plugging and abandoning the wells which have been drilled and completed as producing wells shall be borne and paid by the Developer in proportion to the share of the Working Interest owned by the Developer in the wells. Also, at any time after one (1) year from the date each well drilled and completed is placed into production, Operator shall have the right to deduct each month from the proceeds of the sale of the production from the well up to $200, in proportion to the share of the Working Interest owned by the Developer in the wells, for the purpose of establishing a fund to cover the estimated costs of plugging and abandoning the well. All these funds shall be deposited in a separate interest bearing escrow account for the account of the Developer, and the total amount so retained and deposited shall not exceed Operator's reasonable estimate of the costs.

7. Billing and Payment Procedure with Respect to Operation of Wells; Disbursements; Separate Account for Sale Proceeds; Records and Reports; Additional Information.

         (a) Billing and Payment Procedure with Respect to Operation of Wells. Operator shall promptly and timely pay and discharge on behalf of the Developer, in proportion to the share of the Working Interest owned by the Developer in the wells the following:

                  (i) all expenses and liabilities payable and incurred by reason of its operation of the wells in accordance with this Agreement, such as severance taxes, royalties, overriding royalties, operating fees, and pipeline gathering charges; and

                  (ii) any third-party invoices rendered to Operator with respect to costs and expenses incurred in connection with the operation of the wells.

                  Operator, however, shall not be required to pay and discharge any of the above costs and expenses which are being contested in good faith by Operator.

                  Operator shall:

                  (i) deduct the foregoing costs and expenses from the Developer's share of the proceeds of the oil and/or gas sold from the wells; and

                  (ii) keep an accurate record of the Developer's account, showing expenses incurred and charges and credits made and received with respect to each well.

                  If the proceeds are insufficient to pay the costs and expenses, then Operator shall promptly and timely pay and discharge the costs and expenses, in proportion to the share of the Working Interest owned by the Developer in the wells, and prepare and submit an invoice to the Developer each month for the costs and expenses. The invoice shall be accompanied by the form of statement specified in sub-section (b) below, and shall be paid by the Developer within ten (10) business days of its receipt.

         (b) Disbursements. Operator shall disburse to the Developer, on a monthly basis, the Developer's share of the proceeds received from the sale of oil and/or gas sold from the wells operated under this Agreement, less:

                  (i)   the amounts charged to the Developer under sub-section
                        (a); and

                  (ii) the amount, if any, withheld by Operator for future plugging costs pursuant to sub-section (f) of Section 6.

                  Each disbursement made and/or invoice submitted pursuant to sub-section (a) above shall be accompanied by a statement itemizing with respect to each well:

                  (i) the total production of oil and/or gas since the date of the last disbursement or invoice billing period, as the case may be, and the Developer's share of the production;

                  (ii) the total proceeds received from any sale of the production, and the Developer's share of the proceeds;

                  (iii) the costs and expenses deducted from the proceeds and/or being billed to the Developer pursuant to sub-section
                        (a) above;

                  (iv)  the amount withheld for future plugging costs; and

                  (v) any other information as Developer may reasonably request, including without limitation copies of all third-party invoices listed on the statement for the period.

         (c) Separate Account for Sale Proceeds. Operator agrees to deposit all proceeds from the sale of oil and/or gas sold from the wells operated under this Agreement in a separate checking account maintained by Operator. This account shall be used solely for the purpose of collecting and disbursing funds constituting proceeds from the sale of production under this Agreement.

         (d) Records and Reports. In addition to the statements required under sub-section (b) above, Operator, within seventy-five
                  (75) days after the completion of each well drilled, shall furnish the Developer with a detailed statement itemizing with respect to the well the total costs and charges under Section 4(a) and the Developer's share of the costs and charges, and any information as is necessary to enable the Developer:

                  (i) to allocate any extra costs incurred with respect to the well between Tangible Costs and Intangible Drilling Costs; and

                  (ii) to determine the amount of investment tax credit, if applicable.

         (e) Additional Information. On request, Operator shall promptly furnish the Developer with any additional information as it may reasonably request, including without limitation geological, technical, and financial information, in the form as may reasonably be requested, pertaining to any phase of the operations and activities governed by this Agreement. The Developer and its authorized employees, agents and consultants, including independent accountants shall, at Developer's sole cost and expense:

                  (i) on at least ten (10) days' written notice have access during normal business hours to all of Operator's records pertaining to operations, including without limitation, the right to audit the books of account of Operator relating to all receipts, costs, charges, expenses and disbursements under this Agreement (including information regarding the separate account required under sub-section (c)); and

                  (ii) have access, at its sole risk, to any wells drilled by Operator under this Agreement at all times to inspect and observe any machinery, equipment and operations.

8.       Operator's Lien; Right to Collect From Gas Purchaser.

         (a) Operator's Lien. To secure the payment of all sums due from Developer to Operator under the provisions of this Agreement the Developer grants Operator a first and preferred lien on and security interest in the following:

                  (i) the Developer's interest in the Leases covered by this Agreement;

                  (ii) the Developer's interest in oil and gas produced under this Agreement and its proceeds from the sale of the oil and gas; and

                  (iii) the Developer's interest in materials and equipment
                        under this Agreement.

         (b) Right to Collect From Gas Purchaser. If the Developer fails to timely pay any amount owing under this Agreement by it to the Operator, then Operator, without prejudice to other existing remedies, may collect and retain from any purchaser or purchasers of oil or gas the Developer's share of the proceeds from the sale of the oil and gas until the amount owed by the Developer, plus twelve percent (12%) interest on a per annum basis, and any additional costs (including without limitation actual attorneys' fees and costs) resulting from the delinquency, has been paid. Each purchaser of oil or gas shall be entitled to rely on Operator's written statement concerning the amount of any default.

9.       Successors and Assigns; Transfers; Appointment of Agent.

         (a) Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the undersigned parties and their respective successors and permitted assigns. However, without the prior written consent of the Developer, the Operator may not assign, transfer, pledge, mortgage, hypothecate, sell or otherwise dispose of any of its interest in this Agreement, or any of the rights or obligations under this Agreement. Notwithstanding, this consent shall not be required in connection with:

                  (i) the assignment of work to be performed for Operator by subcontractors, it being understood and agreed, however, that any assignment to Operator's subcontractors shall not in any manner relieve or release Operator from any of its obligations and responsibilities under this Agreement;

                  (ii) any lien, assignment, security interest, pledge or mortgage arising under Operator's present or future financing arrangements; or

                  (iii) the liquidation, merger, consolidation, or other
                        corporate reorganization or sale of substantially all of the assets of Operator.

                  Further, in order to maintain uniformity of ownership in the wells, production, equipment, and leasehold interests covered by this Agreement, and notwithstanding any other provisions to the contrary, the Developer shall not, without the prior written consent of Operator, sell, assign, transfer, encumber, mortgage or otherwise dispose of any of its interest in the wells, production, equipment or leasehold interests covered by this Agreement unless the disposition encompasses either:

                  (i) the entire interest of the Developer in all wells, production, equipment and leasehold interests subject to this Agreement; or

                  (ii) an equal undivided interest in all such wells, production, equipment, and leasehold interests.

         (b) Transfers. Subject to the provisions of sub-section (a) above, any sale, encumbrance, transfer or other disposition made by the Developer of its interests in the wells, production, equipment, and/or leasehold interests covered by this Agreement shall be made:

                  (i)   expressly subject to this Agreement;

                  (ii)  without prejudice to the rights of the Operator; and

                  (iii) in accordance with and subject to the provisions of the
                        Lease.

         (c) Appointment of Agent. If at any time the interest of the Developer is divided among or owned by co-owners, Operator may, at its discretion, require the co-owners to appoint a single trustee or agent with full authority to do the following:

                  (i) receive notices, reports and distributions of the proceeds from production;

                  (ii)  approve expenditures;

                  (iii) receive billings for and approve and pay all costs,
                        expenses and liabilities incurred under this Agreement;

                  (iv) exercise any rights granted to the co-owners under this Agreement;

                  (v) grant any approvals or authorizations required or contemplated by this Agreement;

                  (vi) sign, execute, certify, acknowledge, file and/or record any agreements, contracts, instruments, reports, or documents whatsoever in connection with this Agreement or the activities contemplated by this Agreement; and

                  (vii) deal generally with, and with power to bind, the
                        co-owners with respect to all activities and operations contemplated by this Agreement.

                  However, all the co-owners shall continue to have the right to enter into and execute all contracts or agreements for their respective shares of the oil and gas produced from the wells drilled under this Agreement in accordance with sub-section
                  (c) of Section 11.

10.      Operator's Insurance; Subcontractors' Insurance; Operator's Liability.

         (a) Operator's Insurance. Operator shall obtain and maintain at its own expense so long as it is Operator under this Agreement all required Workmen's Compensation Insurance and comprehensive general public liability insurance in amounts and coverage not less than $1,000,000 per person per occurrence for personal injury or death and $1,000,000 for property damage per occurrence, which shall include coverage for blow-outs and total liability coverage of not less than $10,000,000.

                  Subject to the above limits, the Operator's general public liability insurance shall be in all respects comparable to that generally maintained in the industry with respect to services of the type to be rendered and activities of the type to be conducted under this Agreement. Operator's general public liability insurance shall, if permitted by Operator's insurance carrier:

                  (ii)  name the Developer as an additional insured party; and

                  (iii) provide that at least thirty (30) days' prior notice of cancellation and any other adverse material change in the policy shall be given to the Developer.

                  However, the Developer shall reimburse Operator for the additional cost, if any, of including it as an additional insured party under the Operator's insurance.

                  Current copies of all policies or certificates of the Operator's insurance coverage shall be delivered to the Developer on request. It is understood and agreed that Operator's insurance coverage may not adequately protect the interests of the Developer and that the Developer shall carry at its expense the excess or additional general public liability, property damage, and other insurance, if any, as the Developer deems appropriate.

         (b) Subcontractors' Insurance. Operator shall require all of its subcontractors to carry all required Workmen's Compensation Insurance and to maintain such other insurance, if any, as Operator in its discretion may require.

         (c) Operator's Liability. Operator's liability to the Developer as Operator under this Agreement shall be limited to, and Operator shall indemnify the Developer and hold it harmless from, claims, penalties, liabilities, obligations, charges, losses, costs, damages, or expenses (including but not limited to reasonable attorneys' fees) relating to, caused by or arising out of:

                  (i) the noncompliance with or violation by Operator, its employees, agents, or subcontractors of any local, state or federal law, statute, regulation, or ordinance;

                  (ii) the negligence or misconduct of Operator, its employees, agents or subcontractors; or

                  (iii) the breach of or failure to comply with any provisions of this Agreement.

11. Internal Revenue Code Election; Relationship of Parties; Right to Take Production in Kind.

         (a) Internal Revenue Code Election. With respect to this Agreement, each of the parties elects under Section 761(a) of the Internal Revenue Code of 1986, as amended, to be excluded from the provisions of Subchapter K of Chapter 1 of Sub Title A of the Internal Revenue Code of 1986, as amended. If the income tax laws of the state or states in which the property covered by this Agreement is located contain, or may subsequently contain, a similar election, each of the parties agrees that the election shall be exercised.

                  Beginning with the first taxable year of operations under this Agreement, each party agrees that the deemed election provided by Section 1.761-2(b)(2)(ii) of the Regulations under the Internal Revenue Code of 1986, as amended, will apply; and no party will file an application under Section 1.761-2 (b)(3)(i) and (ii) of the Regulations to revoke the election. Each party agrees to execute the documents and make the filings with the appropriate governmental authorities as may be necessary to effect the election.

         (b) Relationship of Parties. It is not the intention of the parties to create, nor shall this Agreement be construed as creating, a mining or other partnership or association or to render the parties liable as partners or joint venturers for any purpose. Operator shall be deemed to be an independent contractor and shall perform its obligations as set forth in this Agreement or as otherwise directed by the Developer.

         (c)      Right to Take Production in Kind. Subject to the provisions of
                  Section 8 above, the Developer shall have the exclusive right to sell or dispose of its proportionate share of all oil and gas produced from the wells to be drilled under this Agreement, exclusive of production:

                  (i) that may be used in development and producing operations;

                  (ii)  unavoidably lost; and

                  (iii) used to fulfill any free gas obligations under the terms of the applicable Lease or Leases.

                  Operator shall not have any right to sell or otherwise dispose of the oil and gas. The Developer shall have the exclusive right to execute all contracts relating to the sale or disposition of its proportionate share of the production from the wells drilled under this Agreement.

                  Developer shall have no interest in any gas supply agreements of Operator, except the right to receive Developer's share of the proceeds received from the sale of any gas or oil from wells developed under this Agreement. The Developer agrees to designate Operator or Operator's designated bank agent as the Developer's collection agent in any contracts. On request, Operator shall assist Developer in arranging the sale or disposition of Developer's oil and gas under this Agreement and shall promptly provide the Developer with all relevant information which comes to Operator's attention regarding opportunities for sale of production.

                  If Developer fails to take in kind or separately dispose of its proportionate share of the oil and gas produced under this Agreement, then Operator shall have the right, subject to the revocation at will by the Developer, but not the obligation, to purchase the oil and gas or sell it to others at any time and from time to time, for the account of the Developer at the best price obtainable in the area for the production. Notwithstanding, Operator shall have no liability to Developer should Operator fail to market the production.

                  Any purchase or sale by Operator shall be subject always to the right of the Developer to exercise at any time its right to take in-kind, or separately dispose of, its share of oil and gas not previously delivered to a purchaser. Any purchase or sale by Operator of any other party's share of oil and gas shall be only for reasonable periods of time as are consistent with the minimum needs of the oil and gas industry under the particular circumstances, but in no event for a period in excess of one (1) year.

12.      Effect of Force Majeure; Definition of Force Majeure; Limitation.

         (a) Effect of Force Majeure. If Operator is rendered unable, wholly or in part, by force majeure (as defined below) to carry out its obligations under this Agreement, the Operator shall give to the Developer prompt written notice of the force majeure with reasonably full particulars concerning it. After the notice is given, the obligations of the Operator, so far as it is affected by the force majeure, shall be suspended during but no longer than, the continuance of the force majeure. Operator shall use all reasonable diligence to remove the force majeure as quickly as possible to the extent the same is within reasonable control.

         (b) Definition of Force Majeure. The term "force majeure" shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood, explosion, governmental restraint, unavailability of equipment or materials, plant shut-downs, curtailments by purchasers and any other causes whether of the kind specifically enumerated above or otherwise, which directly precludes Operator's performance under this Agreement and is not reasonably within the control of the Operator.

         (c) Limitation. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty affecting the Operator, contrary to its wishes. The method of handling these difficulties shall be entirely within the discretion of the Operator.

13.      Term.

         This Agreement shall become effective when executed by Operator and the Developer. Except as provided in sub-section (c) of Section 3, this Agreement shall continue and remain in full force and effect for the productive lives of the wells being operated under this Agreement.

14.      Governing Law; Invalidity.

         (a) Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         (b) Invalidity. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

15.      Integration; Written Amendment.

         (a) Integration. This Agreement, including the Exhibits to this Agreement, constitutes and represents the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings, agreements, and representations relating to the subject matter of this Agreement.

         (b) Written Amendment. No change, waiver, modification, or amendment of this Agreement shall be binding or of any effect unless in writing duly signed by the party against which the change, waiver, modification, or amendment is sought to be enforced.

16.      Waiver of Default or Breach.

         No waiver by any party to any default of or breach by any other party under this Agreement shall operate as a waiver of any future default or breach, whether of like or different character or nature.

17.      Notices.

         Unless otherwise provided in this Agreement, all notices, statements, requests, or demands which are required or contemplated by this Agreement shall be in writing and shall be hand-delivered or sent by registered or certified mail, postage prepaid, to the following addresses until changed by certified or registered letter so addressed to the other party:

                  (i)    If to the Operator, to:

                         Atlas Resources, Inc.
                         311 Rouser Road
                         Moon Township, Pennsylvania 15108
                         Attention: President

                  (ii)   If to Developer, to:

                         Atlas America Public #12-2003 Limited Partnership c/o Atlas Resources, Inc.
                         311 Rouser Road
                         Moon Township, Pennsylvania 15108

         Notices which are served by registered or certified mail on the parties in the manner provided in this Section shall be deemed sufficiently served or given for all purposes under this Agreement at the time the notice is mailed in any post office or branch post office regularly maintained by the United States Postal Service or any successor. All payments shall be hand-delivered or sent by United States mail, postage prepaid to the addresses set forth above until changed by certified or registered letter so addressed to the other party.

18.      Interpretation.

         The titles of the Sections in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the terms and provisions of this Agreement. As used in this Agreement, the plural shall include the singular and the singular shall include the plural whenever appropriate.

19.      Counterparts.

         The parties may execute this Agreement in any number of separate counterparts, each of which, when executed and delivered by the parties, shall have the force and effect of an original; but all such counterparts shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                             ATLAS RESOURCES, INC.


                             By: /s/ Frank P. Carolas
                             ------------------------------------------
                             Frank P. Carolas, Executive Vice President

                             ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                                        By its Managing General Partner:
                                        ATLAS RESOURCES, INC.


                             By: /s/ Frank P. Carolas
                             ------------------------------------------
                             Frank P. Carolas, Executive Vice President

                                      EXHIBIT A

               DRILLING AND OPERATING AGREEMENT DATED OCTOBER 18, 2003

                  ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                                ATLAS RESOURCES, INC.
                              CLINTON MEDINA FORMATION


     WELLS         STATE            COUNTY                      TOWNSHIP
--------------------------------------------------------------------------------

Funk #3             PA             CRAWFORD                  E. FALLOWFIELD








                                    Exhibit C
                                    (Page 1)

                                ADDENDUM NO. ONE

                       TO DRILLING AND OPERATING AGREEMENT
                             DATED OCTOBER 18, 2003

THIS ADDENDUM NO. One made and entered into this 31st day of December, 2003, by and between ATLAS RESOURCES, INC., a Pennsylvania corporation (hereinafter referred to as "Operator"),

                                       and

ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP, a Delaware limited partnership, (hereinafter referred to as the Developer).

                                WITNESSETH THAT:

WHEREAS, Operator and the Developer have entered into a Drilling and Operating Agreement dated October 18, 2003, (the "Agreement"), which relates to the drilling and operating of one (1) wells on the one (1) Initial Well
Locations identified on the maps attached as Exhibits A-l through A-1 to the Agreement, and provides for the development on the terms and conditions set forth in the Agreement of Additional Well Locations as the parties may from time to time designate; and

WHEREAS, pursuant to Section l(c) of the Agreement, Operator and Developer presently desire to designate (28) Additional Well Locations described below to be developed in accordance with the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Addendum and intending to be legally bound, the parties agree as follows:

1. Pursuant to Section l(c) of the Agreement, the Developer hereby authorizes Operator to drill, complete (or plug) and operate, on the terms and conditions set forth in the Agreement and this Addendum No. One, twenty-eight (28) additional wells on the twenty-eight (28) Additional Well Locations described on Exhibit A to this Addendum and on the maps attached to this Addendum as Exhibits A-1 through A-28.

2. Operator, as Developer's independent contractor, agrees to drill, complete (or plug) and operate the additional wells on the Additional Well Locations in accordance with the terms and conditions of the Agreement and further agrees to use its best efforts to begin drilling the first additional well within thirty
(30) days after the date of this Addendum and to begin drilling all the additional wells on or before March 30, 2004 [March 31, 2005].

3. Developer acknowledges that:

    (a) Operator has furnished Developer with the title opinions identified on Exhibit A to this Addendum; and

    (b) such other documents and information which Developer or its counsel has requested in order to determine the adequacy of the title to the above Additional Well Locations.

The Developer accepts the title to the Additional Well Locations and leased premises in accordance with the provisions of Section 5 of the Agreement.

4. The drilling and operation of the additional wells on the Additional Well Locations shall be in accordance with and subject to the terms and conditions set forth in the Agreement as supplemented by this Addendum No. One and except as previously supplemented, all terms and conditions of the Agreement shall remain in full force and effect as originally written.

5. This Addendum No. One shall be legally binding on, and shall inure to the benefit of, the parties and their respective successors and permitted assigns.



                                    Exhibit C
                                    (Page 2)

WITNESS the due execution of this Addendum on the day and year first above written.




                              ATLAS RESOURCES, INC.

                              By /s/ Frank P. Carolas
                              -------------------------------------------
                              Frank P. Carolas, Executive Vice President





                              ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                                        By its Managing General Partner:

                                        ATLAS RESOURCES, INC.


                              By /s/ Frank P. Carolas
                              ------------------------------------------
                              Frank P. Carolas, Executive Vice President









                                    Exhibit C
                                    (Page 3)

                                            EXHIBIT A

                     DRILLING AND OPERATING AGREEMENT DATED OCTOBER 18, 2003

                                           ADDENDUM ONE

                        ATLAS AMERICA PUBLIC #12-2003 LIMITED PARTNERSHIP

                                      ATLAS RESOURCES, INC.
                                     CLINTON MEDINA FORMATION

          WELLS                              STATE              COUNTY                TOWNSHIP
---------------------------------------------------------------------------------------------------
FUNK #2                                       PA               CRAWFORD             E. FALLOWFIELD
HORNE #3                                      PA               CRAWFORD             E. FALLOWFIELD
MORIAN #2                                     PA               CRAWFORD             E. FALLOWFIELD
TOWNSEND #4                                   PA               CRAWFORD             E. FALLOWFIELD
DYGERT #1                                     PA               CRAWFORD             E. FALLOWFIELD
FISHER #4                                     PA               CRAWFORD             E. FALLOWFIELD
HAYS UNIT #2                                  PA               CRAWFORD             E. FALLOWFIELD
FUNK #1                                       PA               CRAWFORD             E. FALLOWFIELD
BYLER #96                                     PA               CRAWFORD             E. FALLOWFIELD
SHEARER #2                                    PA               CRAWFORD             E. FALLOWFIELD
SHROCK #2                                     PA               CRAWFORD             E. FALLOWFIELD
WARREN #3                                     PA               CRAWFORD             E. FALLOWFIELD
LAIRD UNIT #2                                 PA               CRAWFORD             E. FALLOWFIELD
GRUDOSKI #1                                   PA               CRAWFORD             E. FALLOWFIELD
WHITE #9                                      PA               CRAWFORD             E. FALLOWFIELD
UNGER #1                                      PA               CRAWFORD             E. FALLOWFIELD
CRUM UNIT #1                                  PA               CRAWFORD             E. FALLOWFIELD
WEAVER #5                                     PA               CRAWFORD             E. FALLOWFIELD
DETWEILER #5                                  PA               CRAWFORD             E. FALLOWFIELD
FUNK #4                                       PA               CRAWFORD             E. FALLOWFIELD
BAZYLAK #3                                    PA               CRAWFORD                  GREENWOOD
PALLACK #14                                   PA               CRAWFORD                  GREENWOOD
SHUFFSTALL #2                                 PA               CRAWFORD                  GREENWOOD
ADSIT #2                                      PA               CRAWFORD                  GREENWOOD
ADSIT UNIT #1                                 PA               CRAWFORD                  GREENWOOD
BALLUT UNIT #1                                PA               CRAWFORD                   SADSBURY
FEIDLER #1                                    PA               CRAWFORD                   SADSBURY
MERLIN ENTERPRISES #3                         PA               CRAWFORD                   SADSBURY


                                    Exhibit C
                                    (Page 4)